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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hawaiian Electric Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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HEI

Notice of 2017 Annual Meeting & Proxy Statement

March 23, 2017

Dear Fellow Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Shareholders of Hawaiian Electric Industries, Inc. (HEI). The meeting will be held on Friday, May 5, 2017, at 10:00 a.m., Hawaii time at HEI's premises in Room 805 on the eighth floor of the American Savings Bank Tower, located at 1001 Bishop Street, Honolulu, Hawaii. A map showing the location of the meeting site appears on the last page of the Proxy Statement.

The Notice of Annual Meeting of Shareholders and Proxy Statement that accompany this letter describe the business to be conducted during the meeting.

Your vote is very important. Whether or not you attend the meeting in person, and no matter how many shares you own, it is important that your views be represented. Please vote by signing and returning your proxy card or by using telephone or internet voting. Instructions on how to vote are on pages 2-3 of the Proxy Statement.

The Board and management team of HEI would like to express our appreciation to you for your confidence and support. I look forward to seeing you at the Annual Meeting in Honolulu.

Sincerely, Constance H. Lau President and Chief Executive Officer

NOTICE OF ANNUAL MEETING

Hawaiian Electric Industries, Inc. 1001 Bishop Street, Suite 2900 Honolulu, Hawaii 96813

Date and Time	Friday, May 5, 2017, at 10:00 a.m., Hawaii time.
Place	American Savings Bank Tower, 1001 Bishop Street, 8th floor, Room 805, Honolulu, Hawaii 96813
Items of Business	1.	Election of three Class III directors and one Class I director.
	2.	Advisory vote to approve HEI's executive compensation.
	3.	Advisory vote on the frequency of future advisory votes on HEI's executive compensation.
	4.	Ratification of the appointment of Deloitte & Touche LLP as HEI's independent registered public accounting firm for 2017.
Record Date	February 24, 2017
Annual Report
The 2016 Annual Report to Shareholders, which is not part of the proxy solicitation materials, has been mailed or made available electronically to shareholders, along with this Notice and accompanying Proxy Statement.
Proxy Voting	Shareholders of record may appoint proxies and vote their shares in one of four ways:
• Via the Internet
• By telephone
• By mail
• In person
Shareholders whose shares are held by a bank, broker or other financial intermediary (i.e., in "street name") should follow the voting instruction card provided by such intermediary.
Any proxy may be revoked in the manner described on page 4 in the accompanying Proxy Statement.

It is important that you vote your shares. To ensure that they are voted, please follow the instructions on the proxy card to either complete and return the proxy card or vote by telephone or over the Internet. Mailing your proxy card or voting by telephone or over the Internet does not preclude you from changing your vote in person at the meeting.
Attendance at Meeting
Only shareholders of record as of the record date are entitled to receive notice of, attend and vote at the Annual Meeting. To attend, you must bring government-issued photo identification. If your shares are held in street name, you must also bring evidence of ownership on the record date (such as a brokerage account statement). If you represent an entity that is a shareholder, you will also need proof of authority for representation.
By Order of the HEI Board of Directors.

	March 23, 2017	Kurt K. Murao Vice President — Legal & Administration and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders
to be held on May 5, 2017

The accompanying Proxy Statement, 2016 Annual Report to Shareholders and 2016 Annual Report on Form 10-K
are available at http://www.hei.com

Page

i	PROXY SUMMARY

1	ABOUT THE MEETING

2	VOTING PROCEDURES

6	PROPOSAL NO. 1: ELECTION OF THREE CLASS III DIRECTORS AND ONE CLASS I DIRECTOR

7	DIRECTOR NOMINEES FOR ELECTION

10	CONTINUING DIRECTORS

14	CORPORATE GOVERNANCE

20	BOARD OF DIRECTORS

22	COMMITTEES OF THE BOARD

24	DIRECTOR COMPENSATION

28	PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE HEI'S EXECUTIVE COMPENSATION

29	COMPENSATION DISCUSSION AND ANALYSIS

29	Executive Summary
31	How We Make Compensation Decisions
32	We Use Comparative Market Data as a Reference Point for Compensation
35	What We Pay and Why: Compensation Elements and 2016 Pay Decisions
48	Additional Policies and Information

51	COMPENSATION COMMITTEE REPORT

51	COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Page

52	EXECUTIVE COMPENSATION TABLES

52	Summary Compensation Table
55	Grants of Plan-Based Awards
56	Outstanding Equity Awards at 2016 Fiscal Year-End
57	2016 Option Exercises and Stock Vested
58	Pension Benefits
60	2016 Nonqualified Deferred Compensation
61	Potential Payments Upon Termination or Change in Control

63	PROPOSAL NO. 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON HEI'S EXECUTIVE COMPENSATION

64	STOCK OWNERSHIP INFORMATION

66	OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

67	AUDIT COMMITTEE REPORT

69	INDEPENDENT ACCOUNTING FIRM

70	PROPOSAL NO.4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

70	OTHER INFORMATION

A-1	EXHIBIT A: Reconciliation of GAAP to Non-GAAP Measures: Reported Core Earnings and Other Financial Measures

B-1	EXHIBIT B: Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments

MAP

   PROXY SUMMARY

PROXY SUMMARY

This summary contains highlights about our Company and the upcoming 2017 Annual Meeting of Shareholders. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully prior to voting.

VOTING MATTERS

Management Proposals	Board Vote Recommendation	Page

1. Election of Three Class III Directors and One Class I Director	FOR Each Nominee	6

2. Advisory Vote to Approve Executive Compensation	FOR	28

3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	FOR 1 YEAR	63

4. Ratification of Appointment of Independent Auditor for 2017	FOR	70

ELECTION OF DIRECTORS

The following table provides summary information about the nominees for election to the Board — three Class III Directors and one Class I Director. Additional information about all directors, including the nominees, may be found beginning on page 7.

Name	Age	Director Since	Primary Occupation	Independent	Committee Membership	Other Public Boards

Class III Directors

Peggy Y. Fowler	65	2011	Lead Independent Director, Umpqua Holdings Corp. Former President & CEO, Portland General Electric		CC	1

Keith P. Russell	71	2011	President, Russell Financial		AC	2

Barry K. Taniguchi	69	2004	Chairman & CEO, KTA Super Stores		AC (chair) EC	—

Class I Director

Richard J. Dahl	65	2017	Chairman, James Campbell Co., LLC Chairman & Interim CEO, DineEquity, Inc.		AC	2

AC - Audit Committee
CC - Compensation Committee
EC - Executive Committee

GOVERNANCE HIGHLIGHTS

HEI's governance is guided by the principle that shareholder value for our Company is linked to the value we bring to the customers and communities we serve. Highlights of our governance include:

BOARD OF DIRECTORS

•
Independent Chairman of the Board

•
9 directors, 8 of whom are independent

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Over 65% of directors are women or from diverse ethnic backgrounds

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All Audit, Compensation and Nominating & Corporate Governance Committee members are independent

•
Executive session of independent directors held at each Board meeting

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All directors attended at least 85% of meetings of the Board and Board committees on which they served in 2016

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Policy limitation on membership on other public company boards

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Annual Board and committee self-evaluations and periodic director self and peer review

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Directors required to submit resignation for Board consideration upon the end of their term after reaching age 75 or in event of a significant change in their employment

i

   PROXY SUMMARY

•
Share ownership and retention requirements for directors and executives

SHAREHOLDER INTERESTS

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In an uncontested director election, a director who is elected by a plurality but does not receive the support of a majority of votes cast must submit his or her resignation for Board consideration

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No shareholder rights plan

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Input from shareholder outreach incorporated in incentive compensation metrics

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Prohibition on hedging and pledging of HEI stock

2016 BUSINESS HIGHLIGHTS

FINANCIAL RESULTS

Net Income[1]		Diluted Earnings per Share (EPS)[1]		Return on Average Common Equity[1]

2016	$248M (190)	2016	$2.29 (1.75)	2016	12.4% (9.5%)

2015	$160M (176)	2015	$1.50 (1.65)	2015	8.6% (9.4%)

2014	$168M (173)	2014	$1.63 (1.68)	2014	9.6% (9.8%)

1 Numbers in parentheses are non-GAAP measures, which exclude after-tax merger and spin-off related expenses and income for 2016 and expenses for 2015 and 2014. See Exhibit A for a reconciliation of GAAP to non-GAAP measures.

	Total Shareholder Return (%)

	HEI	S&P 500 Index	Edison Electric Institute Index	KBW Regional Banking Index

2016	18.7	12.0	17.4	39.0

3-year	43.8	29.0	45.5	50.8

5-year	55.5	98.2	67.8	150.8

10-year	100.0	95.7	106.1	41.7

Source: S&P Global Inc.

BUSINESS ACCOMPLISHMENTS

•
Following the termination in July 2016 of our proposed merger with NextEra Energy, Inc. (NextEra Energy) and the cancellation of the spin-off of American Savings Bank (ASB), HEI and its operating subsidiaries are moving forward strongly together as an independent public company.

•
In 2016 our utilities, Hawaiian Electric Company (Hawaiian Electric), Maui Electric Company (Maui Electric) and Hawaii Electric Light Company (Hawaii Electric Light), invested more than $318 million in infrastructure projects to modernize and improve Hawaii's electric grid and reliably integrate more renewable energy. Approximately 26% of our utilities' combined customers' energy needs on all islands we serve were powered by renewable sources, with higher percentages for Hawaii Electric Light and Maui Electric of 37% and 54%, respectively. And our utilities continue to lead the nation in integration of customer-sited private solar. By year-end 2016 an estimated 26% of single family homes on the islands we serve and approximately 15% of our total customers had private solar installed, with an additional 3% of single family homes approved for installation.

•
Our bank, ASB, achieved important objectives in its effort to make banking easy for customers, including the successful implementation of its new e-banking platform. The bank is well positioned for future growth, as it works continually to improve efficiency and customer experience. And the bank receives continued recognition for its excellent workplace culture, including being named one of Hawaii Business Magazine's "Best Places to Work" for the 7th consecutive year; one of American Banker's "Best Banks to Work For" for the 4th consecutive year and the only Hawaii bank to ever make the national list.

   PROXY SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS – PAYING FOR PERFORMANCE

The compensation program for our named executive officers is comprised of four primary elements — base salary, performance-based annual and long-term incentives, and restricted stock units vesting in equal annual installments over four years. We emphasize variable pay over fixed pay, with the majority of the total compensation opportunity at target for each named executive officer linked to the Company's financial, market and operational results. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals linked to long-term objectives.

2016 Named Executive Officer (NEO) Pay Opportunity
Variable Over Fixed Pay Opportunity at Target	Balance of Short- and Long-Term Pay Opportunity at Target

VARIABLE PAY REFLECTS PERFORMANCE

Under our pay-for-performance design, incentive payouts to named executive officers are aligned with results. The following graphs show the performance-based payouts to the HEI Chief Executive Officer (CEO) for net income and for total shareholder return (TSR) relative to the Edison Electric Institute (EEI) Index (Relative TSR) for 2016. HEI CEO annual incentive pay is linked to HEI's adjusted annual net income, as well as subsidiary performance. Long-term incentive pay over the respective three-year periods tracked our Relative TSR results.

Annual Net Income and CEO Performance- Based Annual Incentive Payouts	3-Year Relative TSR Results and Performance- Based Long-Term Incentive Payouts

1 Adjusted annual net income for incentive compensation purposes differs from what is reported under GAAP because it reflects impacts excluded by the Compensation Committee in determining results achieved for purposes of annual incentive plans. See Exhibit B for a reconciliation of GAAP and non-GAAP figures used for incentive compensation purposes.

   PROXY SUMMARY

COMPENSATION COMMITTEE DECISION-MAKING

The Compensation Committee establishes pay programs and reviews performance results to ensure that named executive officer compensation aligns with shareholder interests. In addition, the Committee is advised by an independent compensation consultant with respect to the design of the plans, performance results and reasonableness of pay decisions.

The Committee believes that named executive officer compensation reflects favorably on the Company's pay-for-performance objective, is aligned with shareholder interests and compares well relative to the Company's peers.

OUR EXECUTIVE COMPENSATION PROGRAM INCORPORATES BEST PRACTICES:

Majority of target compensation opportunity tied to performance
Rigorous performance goals are aligned with business strategy
Stock ownership and retention requirements apply to named executive officers
Clawback policy for performance-based pay
"Double trigger" change-in-control agreements
No tax gross ups (except for executive death benefit frozen in 2009)
No employment contracts
Minimal perquisites
Prohibition against hedging and pledging of HEI stock
No dividends or dividend equivalents paid on unearned performance shares

   ABOUT THE MEETING

PROXY STATEMENT

HEI is soliciting proxies for the Annual Meeting of Shareholders scheduled for Friday, May 5, 2017, at 10:00 a.m., Hawaii time, at the American Savings Bank Tower, 1001 Bishop Street, 8th floor, Room 805, Honolulu, Hawaii. The mailing address of the principal executive offices of HEI is P.O. Box 730, Honolulu, Hawaii 96808-0730.

The approximate mailing date for this Proxy Statement, form of proxy and 2016 Annual Report to Shareholders is March 23, 2017. The 2016 Annual Report to Shareholders accompanying this Proxy Statement is not considered part of the proxy soliciting material.

ABOUT THE MEETING

Attendance

Attendance will be limited to:

•
shareholders of record (i.e., shareholders who own shares registered in their own name on the books of HEI) on the record date;

•
beneficial owners of HEI Common Stock having evidence of ownership as of the record date and entitlement to vote at the meeting;

•
authorized representatives of absent shareholders; and

•
invited guests of HEI management.

If you own shares of HEI Common Stock in the name of a bank, brokerage firm or other holder of record, you must show proof of ownership. This may be in the form of a letter from the holder of record or a recent statement from the bank or broker showing ownership of HEI Common Stock.

If you are representing an entity that is a shareholder, you must also present documentation showing your authority to attend and act on behalf of the entity (such as a power of attorney, written proxy to vote, or letter of authorization on the entity's letterhead). Only one authorized representative may attend per absent shareholder.

In order to be admitted to the annual meeting, you will need to present government-issued photo identification (such as a driver's license or passport) at registration.

To ensure that we can accommodate the greatest number of shareholders at our meeting, we reserve the right to limit the number of authorized representatives for any shareholder who may attend the meeting and to restrict the admission of guests or other attendees who are not shareholders.

No cameras, recording equipment, large bags or packages will be permitted in the Annual Meeting. The use of cell phones, smart phones, tablets and other personal communication devices during the Annual Meeting is strictly prohibited.

Proposals subject to shareholder vote
•
Proposal No 1:  Election of three Class III directors to serve for a three-year term expiring at the 2020 Annual Meeting of Shareholders and one Class I director for a one-year term expiring at the 2018 Annual Meeting of Shareholders.

•
Proposal No 2:  Advisory vote to approve HEI's executive compensation.

•
Proposal No 3:  Advisory vote on the frequency of future advisory votes on HEI's executive compensation.

•
Proposal No 4:  Ratification of the appointment of Deloitte & Touche LLP (Deloitte & Touche) as HEI's independent registered public accounting firm for 2017.

   VOTING PROCEDURES

VOTING PROCEDURES

Electronic access to proxy materials

HEI provides shareholders the option to access its proxy materials via the Internet. In keeping with our efforts to conserve natural resources, this method of delivery reduces the amount of paper necessary to produce these materials and reduces the costs associated with the printing and mailing of these materials to shareholders. On March 23, 2017, a Notice of Internet Availability of Proxy Materials (Notice) will be mailed to certain shareholders and our proxy materials will be posted on the website referenced in the Notice (www.ViewMaterial.com/HEI). As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. The Notice and website will provide information regarding how to request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

If you currently receive HEI's proxy materials in printed form and would like to receive them electronically in the future, please so indicate on the enclosed proxy, if voting by mail, or by following the instructions provided when using the telephone or Internet voting options described below.

Eligibility to vote

Only persons who own shares of HEI Common Stock as of the close of business on February 24, 2017 (the proxy record date) are entitled to vote.

Shares outstanding and entitled to vote

On February 24, 2017, 108,746,035 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held on the record date. The Bylaws of HEI do not provide for cumulative voting rights in the election of directors.

Quorum requirements

A quorum is needed to conduct business at the Annual Meeting. A majority of the shares of HEI Common Stock outstanding on February 24, 2017 and entitled to vote, and present in person or by proxy at the Annual Meeting, constitutes a quorum. Abstentions and broker votes of uninstructed shares on routine matters (such as ratification of the appointment of the independent registered public accounting firm) will be counted in the number of shares present in person or by proxy for purposes of determining a quorum. A quorum established for one purpose will apply for all purposes at the Annual Meeting.

Voting shares held directly with the Company

Whether or not you plan to attend the Annual Meeting, please take the time to vote. You may vote via the Internet, by touchtone telephone or by mail before the Annual Meeting, or in person at the Annual Meeting.

The Internet and telephone procedures are designed to authenticate your vote and confirm that your voting instructions are followed. If you vote via the Internet or by telephone, follow the instructions on the Notice or

   VOTING PROCEDURES

voting instruction card you received by mail. If you vote by telephone, you will receive additional recorded instructions; and if you vote via the Internet, you will receive additional instructions at the Internet website.

You will need to have available the control number on your Notice or proxy card, as applicable.

1.
BY INTERNET: You may vote on-line by following the instructions in the Notice or by accessing the Internet at www.cesvote.com. Instructions regarding how to record and confirm your vote will be available on the website.

2.
BY TELEPHONE: You may vote by touchtone telephone by following the instructions in the Notice or by calling 1-888-693-8683. Once connected, you will be prompted to record and confirm your vote.

3.
BY MAIL: Please mark your vote and sign, date and promptly return the proxy card in the postage-paid envelope provided. If you return the signed proxy card but do not mark the boxes showing how you wish to vote, your votes will be cast following the Board's recommendations on all proposals. If you wish to have someone other than the individuals listed on the enclosed proxy card vote your shares at the meeting, cross out all three names and insert the name of the person you designate as your proxy to vote your shares at the meeting.

4.
IN PERSON: You or your proxy may vote your shares by attending the Annual Meeting and voting in person.

Voting shares held in street name (e.g., through a broker, trustee or other holder of record)

If your shares are held in "street name" (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction from you as to how your shares should be voted. If you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on routine matters, but not on nonroutine matters. The ratification of the appointment of HEI's independent registered public accounting firm is considered a routine matter. The election of directors, the advisory vote on executive compensation, and the advisory vote on the frequency of advisory votes on executive compensation are considered nonroutine matters. Please provide instructions to your broker on how to vote your shares on all four proposals to ensure that your shares will be voted on all proposals in accordance with your wishes.

You may not vote shares held in "street name" at the Annual Meeting unless you obtain a legal proxy from your broker or holder of record.

Voting shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan or the American Savings Bank 401(k) Plan

If you own shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan (including shares previously received under the Tax Reduction Act Stock Ownership Plan or the HEI Stock Ownership Plan) or the American Savings Bank 401(k) Plan (ASB 401(k) Plan), you will receive instructions explaining how to direct your vote. Your shares will be voted according to your directions.

For the HEI Dividend Reinvestment and Stock Purchase Plan, all shares of stock for which no voting instructions are given will be voted as our Board recommends. For the HEI Retirement Savings Plan and the ASB 401(k) Plan, all shares of HEI Common Stock for which no voting instructions are given will be voted in the same proportion as the shares for which voting instructions were given.

   VOTING PROCEDURES

Changing your vote

If you vote by any of the methods described above, you may revoke your proxy card or vote at any time before the Annual Meeting in one of three ways:

•
submit a properly signed proxy card with a later date or vote again at a later time by telephone or Internet;

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notify the Corporate Secretary of HEI in writing; or

•
vote in person at the Annual Meeting (if your shares are registered in your name on HEI's books or if your shares are held in "street name" and you have a legal proxy from your broker or other holder of record).

Vote requirements

If a quorum is present at the Annual Meeting, then:

•
Directors will be elected by a plurality of the votes cast. Plurality means that the persons receiving the highest number of votes are elected. Your options are to vote either "FOR" or to "WITHHOLD" your vote for a nominee. Although the election of directors is considered a nonroutine matter, broker nonvotes (i.e., when your broker or other holder of record does not vote your shares on a nonroutine matter because you have not provided instructions regarding how to vote on that matter) will not affect the outcome of this matter if a quorum is present.

In the event a director is elected under the plurality standard described above but does not receive the support of a majority of the votes cast, such director is required to submit his or her resignation to the Board for consideration. The Board would then analyze the shareholder concerns that drove the vote result and determine the most appropriate way to address those concerns, possibly by accepting the director's resignation.

•
Since the votes on executive compensation and frequency of votes on executive compensation are advisory only, no minimum number of votes cast is required for those items and the results will not be binding on the Board.

However, the Board and its Compensation Committee value input from shareholders and will consider the vote outcome when making future compensation decisions. Brokers may not vote on these proposals without your instructions because these proposals are considered nonroutine matters. For the proposal to adopt a resolution approving HEI's executive compensation, your options are to vote "FOR," "AGAINST" or "ABSTAIN." For the proposal concerning how frequently shareholders wish to have advisory votes on HEI's executive compensation, your options are to vote for a frequency of every "1 YEAR," "2 YEARS," "3 YEARS" or "ABSTAIN."

•
The appointment of HEI's independent registered public accounting firm will be ratified if more votes are cast in favor than against such ratification. Abstentions and broker nonvotes will not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote "FOR," "AGAINST" or "ABSTAIN."

Counting the votes and confidentiality

Corporate Election Services will act as tabulator for broker and bank proxies as well as for proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except:

•
as required by law;

•
to verify the validity of proxies and vote results in the case of a contested proxy solicitation; or

•
when you write a comment on the proxy card.

   VOTING PROCEDURES

Other matters to be decided at the Annual Meeting

HEI has no business to be presented at the 2017 Annual Meeting other than the items set forth in this Proxy Statement. If other business is properly brought before the Annual Meeting, or any adjournment or postponement thereof, the persons named on the enclosed proxy card will vote your stock in accordance with their best judgment, unless authority to do so is withheld by you in your proxy card.

Postponement or adjournment of Annual Meeting

If the Annual Meeting is postponed or adjourned, your proxy card will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy card until it is voted at the Annual Meeting.

   PROPOSAL NO.1: ELECTION OF THREE CLASS III DIRECTORS AND ONE CLASS I DIRECTOR

PROPOSAL NO. 1: ELECTION OF THREE CLASS III DIRECTORS AND ONE CLASS I DIRECTOR

In accordance with HEI's Bylaws, the Board has fixed the size of the Board at nine directors, divided equally into three classes with staggered terms. The Board proposes that the following nominees be elected at the 2017 Annual Meeting:

Class III directors to serve until the 2020 Annual Meeting, or until his or her respective successor shall be duly elected and qualified:

Peggy Y. Fowler
Keith P. Russell
Barry K. Taniguchi

Class I director to serve until the 2018 Annual Meeting, or until his successor shall be duly elected and qualified:

Richard J. Dahl

Ms. Fowler, Mr. Russell and Mr. Taniguchi are all incumbent Class III directors of HEI. Effective January 1, 2017, Mr. Dahl was appointed by the HEI Board pursuant to Article III, Section 8 of HEI's Bylaws to fill the vacancy created by the October 2016 retirement of Class I director A. Maurice Myers.

The Board has determined that Mr. Dahl, Ms. Fowler, Mr. Russell and Mr. Taniguchi are independent under the applicable standards for director independence, as discussed below under "Board of Directors — Independent Directors." Ms. Fowler, Mr. Russell and Mr. Taniguchi have each consented to serve for the new term expiring at the 2020 Annual Meeting if elected, and Mr. Dahl has consented to serve for the remainder of the Class I term expiring at the 2018 Annual Meeting if elected. If a nominee is unable to stand for election at the time of the 2017 Annual Meeting, the proxy holders listed in the proxy card may vote in their discretion for a suitable substitute.

Information regarding the business experience and certain other directorships for Mr. Dahl, Ms. Fowler, Mr. Russell and Mr. Taniguchi, and for each continuing Class I and II director, is provided on pages 7-13 below, together with a description of the experience, qualifications, attributes and skills that led to the Board's conclusion at the time of this Proxy Statement that each of the nominees and directors should serve on the Board in light of HEI's current business and structure.

Your Board recommends that you vote FOR each nominee listed above to serve as a Class III or Class I Director.

   DIRECTOR NOMINEES FOR ELECTION

DIRECTOR NOMINEES FOR ELECTION

Nominees for Class III Directors whose terms expire at the 2020 Annual Meeting

Peggy Y. Fowler Director since 2011 Age 65 Compensation Committee Member
Ms. Fowler brings a combination of utility and banking knowledge and experience to HEI. Ms. Fowler's prior position as chief executive officer of a NYSE-listed public utility company imparts significant leadership and management expertise to the Board. Additionally, Ms. Fowler's more recent experience leading the board of a publicly traded bank holding company strengthens the Board's capabilities in overseeing HEI's bank subsidiary.

Business experience and other public company and HEI affiliate directorships since 2012

•
Co-CEO, Portland General Electric Company (PGE), 2009

•
President and CEO, PGE, 2000-08

•
Lead Independent Director since 2017, Chairman of the Board 2012-16, Chair of the Risk and Governance and Executive Committees and director since 2009, Umpqua Holdings Corp. (publicly traded bank holding company)

•
Director and Audit Committee Member, Hawaiian Electric (HEI subsidiary), 2009-16

•
Director, PGE, 1998-2012

Skills and qualifications for HEI Board service

•
35 years of executive leadership, financial oversight and utility operations experience from serving at PGE in senior officer positions, including Chief Operating Officer, President and CEO.

•
Environmental and renewable energy expertise from managing PGE's environmental department, overseeing initiatives that improved fish passage on multiple Oregon rivers, supervising the construction and integration into PGE's grid of wind and solar projects, and leading PGE to be ranked #1 by the National Renewable Energy Laboratory for selling more renewable power to residential customers than any other utility in the U.S. for several years during her tenure as PGE's CEO.

•
Proven management, leadership and analytical skills, including crisis management, risk assessment, strategic planning and public relations skills.

•
Expertise in financial oversight, regulatory compliance and corporate governance gained from serving as President (1997-2000), CEO (2000-08) and Chair (2001-04) of PGE, as a past director for the Portland Branch of the Federal Reserve Bank of San Francisco, and as a director and committee member for several private and public companies, including Umpqua Holdings Corporation, where she previously served as Chairman and currently serves as Lead Independent Director, and Cambia Health Solutions, a not-for-profit BlueCross BlueShield health insurer, where she chairs the investment committee and serves on the audit and executive committees.

Keith P. Russell Director since 2011 Age 71 Audit Committee Member
Mr. Russell has extensive senior management experience in the banking industry. Mr. Russell's many years of executive leadership experience in managing and overseeing bank operations contribute invaluable expertise to the Board. In addition, his prior service as chief risk officer of a large financial institution significantly strengthens the Board's capabilities in overseeing and managing risk within the organization. Mr. Russell's knowledge and experience from his prior service as an officer of a lender to the electric utility industry strengthens the Board's oversight of HEI's utility operations.

Business experience and other public company and HEI affiliate directorships since 2012

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President, Russell Financial, Inc. (strategic and financial consulting firm), since 2001

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Vice Chair/Chief Risk Officer, Mellon Financial Corp., then Chairman, Mellon West, 1991-2001

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Senior Executive Vice President, then Director, President and Chief Operating Officer, GLENFED/Glendale Federal Bank, 1983-91

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Director, ASB Hawaii (HEI subsidiary), 2014-16

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Director and Audit Committee Member since 2010 and Risk Committee Chair since 2012, ASB (HEI subsidiary)

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Director since 2004, Audit Committee Chair since 2011 and Nominating Committee Member 2003-11 and since 2015, Sunstone Hotel Investors

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Director, Nationwide Health Properties, 2002-11

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Director, Audit Committee Chair and Conflicts Committee Member, KBS Growth and Income REIT, since 2016

Skills and qualifications for HEI Board service

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Ten years of executive leadership, financial oversight, risk management and strategic planning experience from serving as Vice Chairman/Chief Risk Officer for Mellon Financial Corporation and Chairman of Mellon's West Coast operations. Mellon was a major lender and capital provider to the electric utility industry.

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Eight years of executive and corporate governance experience from serving as Director, President and Chief Operating Officer of GLENFED/Glendale Federal Bank.

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Nine years of banking industry experience serving as Senior Vice President and Deputy Administrator for Security Pacific National Bank, with direct responsibility for a wide breadth of operations, including leasing, consumer and commercial finance, mortgage banking, venture capital, cash management and trust business.

   DIRECTOR NOMINEES FOR ELECTION

Barry K. Taniguchi Director since 2004 Age 69 Audit Committee Chair Executive Committee Member
Mr. Taniguchi brings to the Board considerable experience as a proven business leader in Hawaii, with extensive knowledge of the business climate and significant contacts and relationships within the business community and local governmental agencies. With the successes of his own businesses, and because of his commitment to a wide array of charitable causes, Mr. Taniguchi is one of the most well-respected businesspersons in Hawaii.

Business experience and other public company and HEI affiliate directorships since 2012

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Chairman and CEO since 2014 and President and CEO 1989-2014, KTA Super Stores (grocery store chain)

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President and Director, K. Taniguchi Ltd. (real estate lessor), since 1989

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Director, ASB Hawaii (HEI subsidiary), 2015-16

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Director since 2002 and Audit Committee Chair, ASB (HEI subsidiary)

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Director, 2001-11 and Audit Committee Chair, Hawaiian Electric (HEI subsidiary)

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Director, Maui Electric Company, Limited (Hawaiian Electric subsidiary), 2006-09

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Director, Hawaii Electric Light Company, Inc. (Hawaiian Electric subsidiary), 1997-2009

Skills and qualifications for HEI Board service

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Current knowledge of and experience with the business community on the island of Hawaii, which is served by one of HEI's utility subsidiaries, Hawaii Electric Light Company, Inc., from his chief executive roles for the last 27 years.

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Accounting and auditing knowledge and experience gained from obtaining a public accounting certification and from his prior work as an auditor and as a controller.

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Extensive corporate and nonprofit board and leadership experience, including service as a director and former chair of the Hawaii Island Economic Development Board, and from having served as a director of Hawaii Community Foundation and as a former director and chair of both the Hawaii Island Chamber of Commerce and the Chamber of Commerce of Hawaii.

   DIRECTOR NOMINEES FOR ELECTION

Nominee for Class I Director whose term expires at the 2018 Annual Meeting

Richard J. Dahl Director since 2017 Age 65 Audit Committee Member
Mr. Dahl adds to the Board a wealth of experience in leadership, strategy, audit and risk-management and board governance. The perspective he brings to the Board is informed by his experiences working in Hawaii and on the U.S. mainland, as a senior executive for several private and publicly traded companies, and as a public company director and audit committee chair. In addition, his management experience in banking and board service in the electric utility industry further deepen the Board's knowledge of the two industries in which HEI operates.

Business experience and other public company and HEI affiliate directorships since 2012

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Chairman & Interim CEO, DineEquity, Inc., since 2017

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Chairman, James Campbell Company, LLC (privately held real estate investment and development company), since 2010

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Chairman, President and CEO, James Campbell Company, LLC, 2010-16

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Director and Audit Committee Member, Hawaiian Electric (HEI subsidiary), since 2017

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Director since 2008, Audit Committee Chair and Executive Committee Member, IDACORP, Inc./Idaho Power Company

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Lead Independent Director 2010-17, former Audit Committee Chair and Director since 2004, DineEquity, Inc.

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Chairman, International Rectifier Corporation, 2008-15

Skills and qualifications for HEI Board service

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Broad leadership and strategic and operational management experience from serving as a senior executive for private and publicly traded companies, including as Chairman, President and CEO of James Campbell Company, LLC, President, Chief Operating Officer and Director of Dole Food Company, Inc. and President, Chief Operating Officer and Director of Bank of Hawaii Corporation.

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In-depth understanding of the two industries in which HEI operates from his senior executive roles at Bank of Hawaii Corporation and his current service as a director of IDACORP, Inc. and its principal subsidiary, Idaho Power Company.

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Audit, risk management and financial expertise from his chairmanship of the IDACORP, Inc. audit committee, prior chairmanship of the DineEquity, Inc. audit committee, previous work experience with accounting firm Ernst & Young, and prior licensure as a Certified Public Accountant and Certified Bank Auditor.

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Substantial governance and board leadership experience from his public company board service, including through his prior role as Lead Independent Director of DineEquity, Inc. and through leading the International Rectifier, Inc. board through a successful corporate turnaround.

   CONTINUING DIRECTORS

CONTINUING DIRECTORS

Continuing Class I Directors whose terms expire at the 2018 Annual Meeting

Constance H. Lau Director 2001-04 and since 2006 Age 65 Executive Committee Member
As HEI's President and CEO since 2006, Ms. Lau has extensive senior management experience and thorough knowledge of the Company's operations. Prior to becoming CEO, Ms. Lau served in leadership capacities spanning several functions across HEI and its subsidiaries. Over her more than 30 years of service with the Company, Ms. Lau has acquired significant expertise with respect to the utility and banking industries. Further, having been exposed to virtually all aspects of HEI's operations, Ms. Lau brings a unique and comprehensive perspective to the Board. Ms. Lau's expertise and leadership have been recognized nationally, leading her to be named by President Obama to chair the National Infrastructure Advisory Council, and to serve on the boards of leading national utility industry organizations. As a result, Ms. Lau brings to the Board a national perspective, as well as valuable insights regarding physical and cyber infrastructure security.

Current and prior positions with the Company

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President and CEO and Director, HEI, since 2006

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Chairman of the Board, Hawaiian Electric (HEI subsidiary), since 2006

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Director, ASB Hawaii (HEI subsidiary), since 2006

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Chairman of the Board since 2006, Risk Committee Member since 2012 and Director since 1999, ASB (HEI subsidiary)

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CEO 2001-10, President 2001-08 and Senior Executive Vice President and Chief Operating Officer 1999-2001, ASB

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Financial Vice President and Treasurer 1997-99, HEI Power Corp. (former HEI subsidiary)

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Treasurer 1989-99 and Assistant Treasurer 1987-89, HEI

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Treasurer 1987-89 and Assistant Corporate Counsel 1984-87, Hawaiian Electric

Other public company directorships since 2012

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Director, Audit Committee Chair and Nominating and Corporate Governance Committee Member, Matson, Inc., since 2012

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Director and Audit Committee Member, Alexander & Baldwin, Inc., 2004-12

Skills and qualifications for HEI Board service

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Intimate understanding of the Company from serving in various chief executive, chief operating and other executive, finance and legal positions at HEI and its subsidiaries for more than 30 years.

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Corporate governance experience from her service as a director, Audit Committee Chair and Nominating and Corporate Governance member for Matson, Inc. and as a director and Underwriting Committee Chair of AEGIS Insurance Services, Inc.

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Experience with financial oversight and expansive knowledge of the local communities that comprise the Company's customer bases from serving as a director for various local industry, business development, educational and nonprofit organizations.

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Utility and banking industry knowledge from her current or prior service as a director or task force member of the Hawaii Bankers Association, the American Bankers Association, the Edison Electric Institute and the Electric Power Research Institute and as a member of the federal Electricity Subsector Coordinating Council.

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Nationally recognized leader in the fields of critical infrastructure, resilience and physical and cyber security, banking and energy, demonstrated by her appointment by President Obama to chair the National Infrastructure Advisory Council, membership on the federal Electricity Subsector Coordinating Council, prior service on the Federal Reserve Board of San Francisco's 12th District Community Depository Institutions Advisory Council, and her being named as a C3E Clean Energy Ambassador by the U.S. Department of Energy.

   CONTINUING DIRECTORS

James K. Scott, Ed.D. Director since 1995 Age 65 Nominating and Corporate Governance Committee Member
Dr. Scott has considerable management experience as an executive leader in Hawaii. While Dr. Scott has earned the reputation of being one of the nation's leading education administrators, his unique value to the Company derives from his extensive knowledge, contacts and relationships within Hawaii's business community, nonprofit community and local governmental agencies. Dr. Scott's participation on the Board has contributed significantly to the Board's understanding of Hawaii's unique cultural and business environment. With the success under his leadership of one of the country's most prominent college preparatory schools, and because of his commitment to a wide array of charitable and civic causes, Dr. Scott is a well-respected leader in the state of Hawaii and nationally.

Business experience and other public company and HEI affiliate directorships since 2012

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President, Punahou School (K-12 independent school), since 1994

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Director, ASB (HEI subsidiary), since 2008

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HEI Audit Committee member, 1997-2011

Skills and qualifications for HEI Board service

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Recognized leadership and executive management skills as President of Punahou School.

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More than three decades of experience developing and executing strategic plans as the chief executive of two independent schools, including overseeing fundraising programs and admissions/marketing and finance functions.

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Keen understanding of Hawaii's communities and governance and board leadership experience from his current positions as director and former Chair of the Hawaii Association of Independent Schools, trustee of the Barstow Foundation, member of the Advisory Board of the Klingenstein Center of Teachers College at Columbia University and trustee of the National Association of Independent Schools.

   CONTINUING DIRECTORS

Continuing Class II Directors whose terms expire at the 2019 Annual Meeting

Thomas B. Fargo Director since 2005 Age 68 Compensation Committee Chair Nominating and Corporate Governance Committee Member
Admiral Fargo brings invaluable leadership skills to the Board. Admiral Fargo's experience leading complex organizations, both in Hawaii and on the U.S. mainland, provides the Board with significant management expertise. Admiral Fargo has extensive knowledge of the U.S. military (a major customer of HEI's utility subsidiary and a key driver of Hawaii's economy) having served as Commander of the U.S. Pacific Command from 2002-05. Admiral Fargo's leadership, strategic planning and risk assessment skills have proven to be a valuable resource to management and other Board members.

Business experience and other public company and HEI affiliate directorships since 2012

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Chairman of the Board and Compensation and Governance Committee Member, Huntington Ingalls Industries (military shipbuilder), since 2011

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Owner, Fargo Associates, LLC (defense and homeland/national security consultancy), since 2005

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Director and Compensation and Nominating and Corporate Governance Committee member, The Greenbrier Companies, since 2015

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Director and Audit Committee Member, Matson, Inc., since 2012

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Director, Alexander & Baldwin, Inc., 2011-12

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Director, Northrop Grumman Corporation, 2008-11

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Director, Hawaiian Electric (HEI subsidiary), 2005-16

Skills and qualifications for HEI Board service

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Extensive knowledge of the U.S. military, a major customer of HEI's electric utility subsidiary and a key driver of Hawaii's economy.

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Leadership, strategic planning and financial and nonfinancial risk assessment skills developed over 39 years of leading 9 organizations ranging in size from 130 to 300,000 people and managing budgets up to $8 billion.

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Experience with corporate governance, including audit, compensation and governance committees, from service on several private and company boards, including as chairman of Huntington Ingalls Industries.

Kelvin H. Taketa Director since 1993 Age 62 Nominating and Corporate Governance Committee Chair
Mr. Taketa has considerable management experience as an executive leader in Hawaii. Mr. Taketa is one of Hawaii's leading nonprofit administrators and has extensive relationships within Hawaii's business and nonprofit communities. Mr. Taketa has contributed significantly to the Board's understanding of Hawaii's distinctive cultural and business environment. Additionally, Mr. Taketa brings the unique ability to build bridges and connect people and organizations, which has made Mr. Taketa a well-respected leader throughout the state of Hawaii.

Business experience and other public company and HEI affiliate directorships since 2012

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CEO, Hawaii Community Foundation (statewide charitable foundation), since 2016

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President and CEO, Hawaii Community Foundation, 1998-2015

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Director, Hawaiian Electric (HEI subsidiary), since 2004

Skills and qualifications for HEI Board service

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Executive management experience with responsibility for overseeing more than $500 million in charitable assets through his leadership of the Hawaii Community Foundation.

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Proficiency in risk assessment, strategic planning and organizational leadership as well as marketing and public relations from his current position at the Hawaii Community Foundation and his prior experience as Vice President and Executive Director of the Asia/Pacific Region for The Nature Conservancy and as Founder, Managing Partner and Director of Sunrise Capital Inc.

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Knowledge of corporate and nonprofit governance issues gained from his prior service as a director for Grove Farm Company, Inc. and the Independent Sector, his current service on the boards of Feeding America, the Stupski Foundation and the Hawaii Leadership Forum, and through publishing articles and lecturing on governance of tax-exempt organizations.

   CONTINUING DIRECTORS

Jeffrey N. Watanabe Director since 1987 Age 74 Chairman of the Board since 2006 Executive Committee Chair Compensation Committee Member
Mr. Watanabe has been one of the most influential figures in Hawaii's business community over the past four decades. His strategic counsel is widely sought by Hawaii's business, political and nonprofit leaders, as well as by global businesses seeking to do business in Hawaii. As Chairman since 2006, Mr. Watanabe has successfully led HEI through his strategic vision, willingness to make tough decisions, strong consensus-building skills and communication ability.

Business experience and other public company and HEI affiliate directorships since 2012

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Managing Partner, Watanabe Ing & Komeiji LLP, 1972-2007 (retired)

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Director, Nominating and Corporate Governance Committee Chair and Compensation Committee Member, Matson, Inc., since 2012

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Director since 1988 and Executive and Risk Committee Member, ASB (HEI subsidiary)

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Lead Independent Director, 2012-15, and director 2003-15, Alexander & Baldwin, Inc. (A&B)

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Director, Hawaiian Electric (HEI subsidiary), 1999-2006, 2008-11 and since 2016

Skills and qualifications for HEI Board service

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Broad business, legal, corporate governance and leadership experience from serving as Managing Partner of the law firm he helped found, advising clients on a variety of business and legal matters for 35 years and from serving on more than a dozen public and private company and nonprofit boards and committees, including his current service on the Matson Nominating and Corporate Governance and Compensation Committees and past service on the A&B Nominating & Corporate Governance Committee.

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Specific experience with strategic planning from providing strategic counsel to local business clients and prospective investors from the continental United States and the Asia Pacific region for 25 years of his law practice.

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Recognized by a number of organizations for his accomplishments, including by the Financial Times-Outstanding Directors Exchange, which selected him as a 2013 Outstanding Director.

   CORPORATE GOVERNANCE

 CORPORATE GOVERNANCE

HEI's governance policies and guidelines

HEI's Board and management review and monitor corporate governance trends and best practices on an ongoing basis, including for purposes of reviewing HEI's corporate governance documents and complying with the corporate governance requirements of the New York Stock Exchange (NYSE), rules and regulations of the Securities and Exchange Commission (SEC) and rules and regulations of the Board of Governors of the Federal Reserve (Federal Reserve) applicable to HEI as a savings and loan holding company. HEI's corporate governance documents (such as the charters for the Audit, Compensation, Nominating and Corporate Governance and Executive Committees, Corporate Governance Guidelines and Corporate Code of Conduct, as well as other governance documents) are available on HEI's website at www.hei.com.

The Board's leadership structure

Since 2006, Mr. Watanabe has served as the nonexecutive Chairman of the Board and Ms. Lau has served as HEI's President and CEO. Since that time, Ms. Lau has also been the only employee director on the Board.

Mr. Watanabe has served on the Board since 1987, and has never been employed by HEI or any HEI subsidiary. The Board has determined that he is independent. Among the many skills and qualifications that Mr. Watanabe brings to the Board, the Board considered: (i) his extensive experience in corporate and nonprofit governance from serving on other public company, private company and nonprofit boards; (ii) his reputation for effective consensus and relationship building and business and community leadership, including leadership of his former law firm; (iii) his willingness to spend time advising and mentoring members of HEI's senior management; and (iv) his dedication to committing the hard work and time necessary to successfully lead the Board.

As HEI's Chairman, Mr. Watanabe's key responsibilities are to:

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lead Board and shareholder meetings and executive sessions of the independent directors, including executive sessions at which the performance of the CEO is evaluated by the Board;

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attend all meetings of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board as an observer and the Executive Committee of the Board as its chair. Mr. Watanabe also currently attends meetings of the Compensation Committee as a member;

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work closely with the Nominating and Corporate Governance Committee in periodically evaluating board and committee structures, as well as advise with respect to succession planning for the Board;

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serve on and/or advise the boards of HEI's primary operating subsidiaries, Hawaiian Electric and ASB, chair joint executive sessions of the independent directors of HEI and these subsidiary boards and attend meetings of subsidiary board committees;

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work closely with management to develop meeting agendas and materials for the Board and subsidiary boards;

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be available to other Board and subsidiary board members and management for questions and consultation; and

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ensure and facilitate communications among Board members and Board committees and between the Board and management.

The Board's Corporate Governance Guidelines provide that if the Chairman and CEO positions are held by the same person, or if the Board determines that the Chairman is not independent, the independent directors should designate an independent director to serve as "Lead Director." If a Lead Director is designated, the Lead Director's responsibilities are to: (i) preside at Board and shareholder meetings when the Chairman is not present, (ii) preside at executive

   CORPORATE GOVERNANCE

sessions of the independent directors, (iii) facilitate communication between the independent directors and the Chairman or the Board as a whole, (iv) call meetings of the non-management or independent directors in executive session, (v) participate in approving meeting agendas, schedules and materials for the Board and (vi) perform other functions described in the Corporate Governance Guidelines or as determined by the Board from time to time.

The Board believes that its current leadership structure, which provides for an independent nonemployee Chairman, or an independent Lead Director if the Chairman is not independent, is appropriate and effective in light of HEI's current operations, strategic plans and overall corporate governance structure. Several reasons support this conclusion. First, the Board believes that having an independent Chairman or Lead Director has been important in establishing a tone at the top for both the Board and the Company that encourages constructive expression of views that may differ from those of senior management. Second, the Board believes that the presence of an independent Chairman or Lead Director demonstrates to the Company's regulators and shareholders that the Board is committed to serving the best interests of the Company and its shareholders and not the best interests of management. Third, the Board recognizes that HEI has an uncommon corporate governance structure in that the boards of its two primary operating subsidiaries are also composed mostly of nonemployee directors and that the HEI Chairman plays an important leadership role at these subsidiary boards. For instance, in addition to chairing executive sessions of the nonemployee directors and attending meetings of the committees of these subsidiary boards, the Chairman leads each subsidiary board in conducting its annual performance self-evaluation and facilitates communications between the Board and each of these boards and management of the respective subsidiary company.

The Board's role in risk oversight

HEI is a holding company that operates principally through its electric public utility and bank subsidiaries. At the holding company and subsidiary levels, the Company faces a variety of risks, including operational risks, regulatory and legal compliance risks, credit and interest rate risks, competitive risks, liquidity risks and strategic and reputational risks. Developing and implementing strategies to manage these risks is the responsibility of management, and that responsibility is carried out by assignments of responsibility to various officers and other employees of the Company under the direction of HEI's Chief Financial Officer, who also serves as HEI's chief risk officer. The role of the Board is to oversee the management of these risks.

The Board's specific risk oversight functions are as follows:

•
The Board has approved a consolidated enterprise risk management (ERM) system recommended by management. The system is designed to identify and assess risks across the HEI enterprise so that information regarding the Company's risks can be reported to the Board, along with proposed strategies for mitigating these risks. The structure of the ERM system is decentralized, with separate chief risk officers at each of Hawaiian Electric and ASB in addition to HEI's chief risk officer. The chief risk officer of Hawaiian Electric is also responsible for identifying, assessing and reporting risks at HEI's other electric utility subsidiaries that operate on the neighbor islands of Hawaii, Maui, Molokai and Lanai. Each subsidiary chief risk officer reports directly to the respective subsidiary President and functionally to HEI's chief risk officer, who reviews such risks on a consolidated basis. The Board believes that this decentralized risk management structure is appropriate and effective for the Company's diverse operations and holding company structure, because it allows for industry-specific risk identification and management at the subsidiary levels while also ensuring an integrated and consolidated view of risk at the holding company level by HEI's chief risk officer. In connection with approving this ERM system, the Board reviewed a catalog of risks and management's assessment of those risks. As part of the Board's ongoing risk oversight, HEI's chief risk officer is responsible for providing regular reports to the Board and Audit Committee on the status of those risks, any changes to the risk catalog or management's assessment of those risks, and any other risk management matters that the Board may request from time to time. The Board and Audit Committee also receive reports from HEI's internal

   CORPORATE GOVERNANCE

  auditor evaluating the effectiveness of management's implementation of the approved ERM system.

•
The Board has assigned to the Audit Committee the responsibility of assisting in the oversight of the overall risk management strategy of the Company. In providing such assistance, the Audit Committee is specifically required to discuss policies with respect to risk assessment and risk management, including the guidelines and policies governing the process by which risk assessment and risk management are undertaken at the Company, and to report to the Board the committee's discussion and findings so that the entire Board can consider changes (if any) in the Company's risk profile.

•
The Board has also assigned to the Audit Committee the specific risk oversight responsibilities of (i) reviewing the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, (ii) overseeing HEI's Code of Conduct compliance program and (iii) establishing procedures for direct reporting of potential accounting and auditing issues to the Audit Committee. The Audit Committee reports to the Board each quarter regarding these matters.

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The Board has assigned to the Compensation Committee the specific risk oversight responsibility of reviewing whether the compensation policies or practices of HEI or its subsidiaries encourage employees to take risks that are reasonably likely to have a material adverse effect on such entities and of recommending new or revised policies and practices to address any such identified risks. Included in this oversight responsibility is the Compensation Committee's review and evaluation of ASB's compensation practices for compliance with regulatory guidance on sound incentive compensation plans. The Compensation Committee reports the results of its review and any recommendations to the Board. The results of the review are also communicated to the Audit Committee through HEI's chief risk officer. Both the Audit and Compensation Committees are composed entirely of independent directors.

•
In addition to overall risk oversight by the HEI Board, the boards of HEI's primary operating subsidiaries, Hawaiian Electric and ASB, are responsible for overseeing risks at their respective companies. The Hawaiian Electric Board has assigned responsibility for ongoing oversight of risk management to its Audit Committee and the ASB Board has assigned such responsibility to its Risk Committee. Under the decentralized ERM structure discussed above, risk management activities at the subsidiary level are reported to these committees and to the subsidiary boards through the subsidiary chief risk officers. The HEI Board and/or Audit Committee may also be invited to participate in risk oversight discussions by these subsidiary boards and/or committees. The information from these subsidiary board and committee sessions are reported, on at least a quarterly basis, to the HEI Board by the subsidiary chief risk officers (or their representatives), who functionally report to HEI's chief risk officer on risk management matters. These subsidiary boards are composed primarily of nonemployee directors. The subsidiary audit committees are composed primarily of nonemployee directors who meet the independence requirements for audit committee members of companies listed on the NYSE, and with regard to the ASB Audit Committee, comply with FDIC regulations.

•
At least annually, the Board conducts a strategic planning and risk review. As part of this review, the Board reviews fundamental financial and business strategies and assesses the major risks facing the Company and options to mitigate those risks. To facilitate strategic planning through constructive dialogue among management and Board members, members of management who are not directors are invited to participate in the review. Based on the review, the Board and senior management, including the HEI chief risk officer, identify key issues to be addressed during the course of the next calendar year.

The Board believes that, for risk oversight, it is especially important to have an independent Chairman or Lead Director in order to ensure that differing views from those of management are expressed. Since the HEI Chairman attends the meetings of the Board, the subsidiary boards and their respective committees, the HEI Chairman is also in a unique position to assist with communications regarding risk oversight and risk management among the Board and its committees, between the subsidiary boards and their respective committees and between directors and management.

   CORPORATE GOVERNANCE

Selection of nominees for the Board

The Board believes that there are skill sets, qualities and attributes that should be represented on the Board as a whole but do not necessarily need to be possessed by each director. The Nominating and Corporate Governance Committee and the Board thus consider the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the current and future needs of HEI and its subsidiaries.

The Nominating and Corporate Governance Committee assists the Board in identifying and evaluating persons for nomination or re-nomination for Board service or to fill a vacancy on the Board. To identify qualified candidates for HEI Board membership, the Committee may consider persons who are serving on its subsidiary boards as well as persons suggested by Board members, management and shareholders or may retain a third-party search firm to help identify qualified candidates. The Committee's evaluation process does not vary based on whether a candidate is recommended by a shareholder, a Board member, a member of management or self nomination.

Once a person is identified as a potential director candidate, the committee may review publicly available information to assess whether the candidate should be further considered. If so, a committee member or designated representative for the committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding his or her background, his or her specific skills, experience and qualifications for Board service, and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with committee and Board members, and committee members may contact one or more references provided by the candidate or others who would have first-hand knowledge of the candidate's qualifications and attributes.

In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the committee considers:

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the candidate's qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company's businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements and other factors required to be considered under applicable laws, rules or regulations;

•
the candidate's attributes, comprising independence, personal and professional integrity, character, reputation, ability to represent the interests of all shareholders, time availability in light of other commitments, dedication, absence of conflicts of interest, diversity, appreciation of multiple cultures, commitment to deal responsibly with social issues and other stakeholder concerns and other factors that the committee considers appropriate in the context of the needs of the Board;

•
familiarity with and respect for corporate governance requirements and practices;

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with respect to incumbent directors, the self-evaluation of the individual director, his or her current qualifications and his or her contributions to the Board;

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the current composition of the Board and its committees; and

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intangible qualities of the candidate including the ability to ask difficult questions and, simultaneously, to work collegially with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Corporate Governance Committee and then makes the final decision whether to renominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule or regulation.

Diversity in identifying nominees for the Board

In assisting the Board in identifying qualified director candidates, the Nominating and Corporate Governance Committee considers whether the candidate would contribute to the expertise, skills and

   CORPORATE GOVERNANCE

professional experience, as well as to the diversity of the Board in terms of race, ethnicity, gender, age, geography and cultural background. The Board believes it functions most effectively with members who collectively possess a range of substantive expertise, skills and experience in areas that are relevant to leading HEI in accordance with the Board's fiduciary responsibilities. The Board also believes that having a board composed of members who can collectively contribute a range of perspectives, including perspectives that may arise from a person's gender or ethnicity, improves the quality of the Board's deliberations and decisions because it enables the Board to view issues from a variety of perspectives and, thus, more thoroughly and completely. As the Company's operations and strategic plans and the Board's composition may evolve over time, the Nominating and Corporate Governance Committee is charged with identifying and assessing the appropriate mix of knowledge areas, qualifications and personal attributes contributed by Board members that will bring the most strategic and decision-making advantage to HEI.

With operations almost exclusively in the State of Hawaii, it is advantageous that our Board be composed largely of members who live and work in the state and have firsthand knowledge of and experience with our customer base and the political and regulatory environment. Since a large pool of potential candidates for Board membership come from Hawaii, the Board benefits from the unique racial diversity that exists in this state. If the shareholders vote to elect the four director nominees proposed by the Board for election at the Annual Meeting, the resulting composition of the Board would be as follows: four directors (or 44.4%) who are Caucasian, four directors (or 44.4%) who are Asian American and one director (or 11.1%) who is Caucasian, Asian American and native Hawaiian. Two (or 22.2%) of the nine directors are female.

The Board also recognizes that, due to Hawaii's geographic isolation from the continental United States and the comparatively small number of publicly-traded companies, banks and regulated utilities based in Hawaii, the Board also benefits from having among its members directors who have gained business experience at companies located in other states; those Board members contribute valuable information about experiences they have had working at or serving on the boards of other public companies and companies in similar industries, which also contributes to the breadth of perspectives on the Board.

Director resignation policies

Through its Corporate Governance Guidelines, the Board requires its members to submit a letter of resignation for consideration by the Board in certain circumstances. A director must tender his or her resignation in the event of a significant change in the director's principal employment and at the end of the term during which the director reaches age 75. In addition to the evaluation process discussed on page 21, requiring a director to submit a letter of resignation in these two circumstances ensures that the Board examines whether a director's skills, expertise and attributes continue to provide value over time.

A director must also submit his or her resignation for consideration by the Board if the director is elected under the plurality vote standard (described on page 4) but does not receive the support of the majority of votes cast. In such an event, the Board will evaluate the reasons for the voting result and determine how best to address the shareholder concerns underlying that result. In some cases, the Board may decide that the best approach is to accept the director's resignation. In other cases, the Board may discover that a shareholder concern that was the cause of the vote outcome may more appropriately be addressed by taking other action.

The Board's role in management succession planning

The Board, led by its Nominating and Corporate Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of HEI and its operating subsidiaries. The Board and the Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities

   CORPORATE GOVERNANCE

and challenges. At its meetings throughout the year, the Committee reviews progress of talent development and succession programs and discusses internal and external succession candidates, including their capabilities, accomplishments, goals and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates at an annual Board retreat. In addition, high potential leaders are given frequent exposure to the Board through formal presentations and informal events. These reviews, presentations and other interactions familiarize the Board with the Company's talent pool to enable the Board to select successors for the senior executive positions when appropriate.

Shareholder communication with the directors

Interested parties, including shareholders, desiring to communicate with the Board, any individual director or the independent directors as a group regarding matters pertaining to the business or operations of HEI may address their correspondence in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, HI 96808-0730. The HEI Corporate Secretary may review, sort and summarize all such correspondence in order to facilitate communications to the Board. In addition, the HEI Corporate Secretary has the authority and discretion to handle any director communication that is an ordinary course of business matter, including routine questions, complaints, comments and related communications that can appropriately be handled by management. Directors may at any time request copies of all correspondence addressed to them. The charter of the HEI Audit Committee, which is available for review at www.hei.com, sets forth procedures for submitting complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters on a confidential, anonymous basis.

   BOARD OF DIRECTORS

 BOARD OF DIRECTORS

Independent directors

Under HEI's Corporate Governance Guidelines, a majority of Board members must qualify as independent under the listing standards of the NYSE and any additional requirements as determined by the Board from time to time.

•
For a director to be considered independent under NYSE listing standards, the Board must determine that the director does not have any direct or indirect material relationship with HEI or its subsidiaries apart from his or her service as a director. The NYSE listing standards also specify circumstances under which a director may not be considered independent, such as when the director has been an employee of the Company within the last three fiscal years, if the director has had certain relationships with the Company's external or internal auditor within the last three fiscal years or when the Company has made or received payments for goods or services to entities with which the director or an immediate family member of the director has specified affiliations and the aggregate amount of such payments in any year within the last three fiscal years exceeds the greater of $1 million or 2% of such entity's consolidated gross revenues for the fiscal year.

•
The Board has also adopted Categorical Standards for Director Independence (HEI Categorical Standards), which are available for review on HEI's website at www.hei.com. The HEI Categorical Standards specify circumstances under which a director may not be considered independent. In addition to the circumstances that would preclude independence under the NYSE listing standards, the HEI Categorical Standards provide that a director is not independent if HEI and its subsidiaries have made charitable contributions to a nonprofit organization for which the director serves as an executive officer and the aggregate amount of such contributions in any single fiscal year of the nonprofit organization within the last three fiscal years exceeds the greater of $1 million or 2% of such organization's consolidated gross revenues for the fiscal year.

The Nominating and Corporate Governance Committee and the Board considered the relationships described below in assessing the independence of Board members. Based on its consideration of such relationships and the recommendations of the Nominating and Corporate Governance Committee, the Board determined that all of the nonemployee directors of HEI (Messrs. Dahl, Fargo, Russell, Scott, Taketa, Taniguchi and Watanabe and Ms. Fowler) are independent. The remaining director, Ms. Lau, is an employee director of HEI and therefore is not independent.

Relationships considered in determining director independence:

With respect to Messrs. Scott, Taketa, Taniguchi and Watanabe, the Board considered amounts paid in the last three fiscal years to purchase electricity from HEI subsidiaries Hawaiian Electric or Hawaii Electric Light (the sole public utilities providing electricity to the islands of Oahu and Hawaii, respectively) by entities employing these directors or where a family member of the director was an executive officer. None of the amounts paid by these entities for electricity (excluding pass-through charges for fuel, purchased power and Hawaii state revenue taxes) exceeded the thresholds in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent. Since Hawaiian Electric and Hawaii Electric Light are the sole sources of electric power on the islands of Oahu and Hawaii, respectively, the rates they charge for electricity are fixed by state regulatory authority and purchasers of electricity from these public utilities have no choice as to supplier and no ability to negotiate rates or other terms, the Board determined that these relationships do not impair the independence of these directors.

With respect to Messrs. Scott and Taketa, the Board considered charitable contributions in the last three fiscal years from HEI and its subsidiaries to nonprofit organizations where these directors serve as executive officers. None of the contributions exceeded the threshold in the HEI Categorical Standards that would automatically result in a director not being independent. In determining that these donations did not impair the independence of these directors, the Board also considered the fact that Company policy requires that charitable contributions from HEI or its subsidiaries to entities where an HEI director serves as

   BOARD OF DIRECTORS

an executive officer, and where the director has a direct or indirect material interest, and the aggregate amount donated by HEI and its subsidiaries to such organization would exceed $120,000 in any single fiscal year, be preapproved by the Nominating and Corporate Governance Committee.

With respect to Mr. Taketa, the Board considered modest fees paid during the last three fiscal years to the charitable foundation for which he serves as an executive officer for management of scholarship and nonprofit grant programs and concluded that such fees did not affect Mr. Taketa's independence. None of the fees paid within the last three fiscal years exceeded the threshold in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent.

With respect to Messrs. Dahl, Fargo, Scott, Taniguchi and Watanabe, the Board considered other director or officer positions held by those directors at entities for which an HEI executive officer serves as a director or trustee and determined that none of these relationships affected the independence of these directors. None of these relationships resulted in a compensation committee interlock or would automatically preclude independence under the NYSE listing standards or HEI Categorical Standards.

Board meetings in 2016

In 2016, there were six regular meetings and eight special meetings of the Board. All directors who served on the Board in 2016 attended at least 85% of the combined total number of meetings of the Board and Board committees on which they served during the year.

Executive sessions of the Board

The nonemployee directors meet regularly in executive sessions without management present. In 2016, these sessions were chaired by Mr. Watanabe, who is the Chairman of the Board and an independent nonemployee director. Mr. Watanabe may request from time to time that another independent director chair the executive sessions.

Board attendance at annual meetings

All of HEI's incumbent directors who served on the Board in 2016 attended the 2016 Annual Meeting of Shareholders. HEI encourages all directors to attend each year's Annual Meeting.

Board evaluations

The Board conducts annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each member of the Audit, Compensation and Nominating and Corporate Governance Committees annually evaluates the performance of each committee on which he or she serves.

Each director up for reelection also evaluates his or her own performance. The nonemployee directors also periodically complete peer evaluations of the other nonemployee directors. The evaluation process is overseen by the Nominating and Corporate Governance Committee, in consultation with the Chairman.

   COMMITTEES OF THE BOARD

COMMITTEES OF THE BOARD

Board committee composition and meetings

The Board has four standing committees: Audit, Compensation, Executive and Nominating and Corporate Governance. Members of these committees are appointed annually by the Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee. The table below shows the current members of each such committee and the number of meetings each committee held in 2016.

Name	Audit	Compensation	Executive	Nominating and Corporate Governance

Richard J. Dahl[1]	Member
Thomas B. Fargo		Chair		Member
Peggy Y. Fowler		Member
Constance H. Lau[2]			Member
Keith P. Russell	Member
James K. Scott				Member
Kelvin H. Taketa				Chair
Barry K. Taniguchi	Chair		Member
Jeffrey N. Watanabe		Member	Chair

Number of meetings in 2016	9	4	0	6

1
Effective as of January 1, 2017, Mr. Dahl was appointed to the HEI Board and became a member of the Audit Committee.

2
Ms. Lau is an employee director. All other directors have been determined to be independent. See "Board of Directors – Independent Directors" above.

Functions of the Board's standing committees

The primary functions of HEI's standing committees are described below. Each committee operates and acts under written charters that are approved by the Board and available for review on HEI's website at www.hei.com. Each of the Audit, Compensation and Nominating and Corporate Governance Committees may form subcommittees of its members and delegate authority to its subcommittees.

Audit Committee

The Audit Committee is responsible for overseeing (i) HEI's financial reporting processes and internal controls, (ii) the performance of HEI's internal auditor, (iii) risk assessment and risk management policies set by management and (iv) the Corporate Code of Conduct compliance program for HEI and its subsidiaries. In addition, this committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm that audits HEI's consolidated financial statements. The Audit Committee also maintains procedures for receiving and reviewing confidential reports of potential accounting and auditing concerns. See "Audit Committee Report" below for additional information about the Audit Committee.

All Audit Committee members are independent and qualified to serve on the committee pursuant to NYSE and SEC requirements and the Audit Committee meets the other applicable requirements of the Securities Exchange Act of 1934.

Mr. Dahl currently serves on the audit committees of IDACORP, Inc. (NYSE: IDA), IDACORP's wholly-owned subsidiary, Idaho Power Company, and HEI's wholly-owned subsidiary Hawaiian Electric. The HEI Board has determined that Mr. Dahl's simultaneous service on the other audit committees would not impair his ability to effectively serve on its Audit Committee. None of the other Audit Committee members serve on the audit committees of more than two other public companies.

   COMMITTEES OF THE BOARD

Compensation Committee

The responsibilities of the Compensation Committee include (i) overseeing the compensation plans and programs for employees, executives and nonemployee directors of HEI and its subsidiaries, including equity and incentive plans; (ii) reviewing the extent to which risks that may arise from the Company's compensation policies and practices, if any, may have a material adverse effect on the Company and recommending changes to address any such risks; (iii) evaluating the compliance of ASB's incentive compensation practices under the principles for sound incentive compensation plans for banking organizations and (iv) assessing the independence of any compensation consultant involved in determining or recommending director or executive compensation. See "Compensation Discussion and Analysis — How We Make Compensation Decisions" and "Compensation Committee Interlocks and Insider Participation" below for additional information about the Compensation Committee.

All Compensation Committee members are independent and qualified to serve on this committee pursuant to NYSE requirements and also qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and as "nonemployee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934. An independent member of the board of directors of each of Hawaiian Electric and ASB attends meetings of the Compensation Committee as a nonvoting representative of such director's subsidiary board.

Executive Committee

The Executive Committee may exercise the power and authority of the Board when it appears to its members that action is necessary and a meeting of the full Board is impractical. It may also consider other matters concerning HEI that may arise from time to time between Board meetings. The committee is currently composed of the Chairman of the Board, who chairs the committee, the Audit Committee Chair and the HEI President and CEO.

Nominating and Corporate Governance Committee

The functions of the Nominating and Corporate Governance Committee include (i) evaluating the background and qualifications of potential nominees for the Board and for the boards of HEI's subsidiaries, (ii) recommending to the Board the director nominees to be submitted to shareholders for election at the next Annual Meeting, (iii) assessing the independence of directors and nominees, (iv) recommending the slate of executive officers to be appointed by the Board and subsidiary boards, (v) advising the Board with respect to matters of Board and committee composition and procedures, (vi) overseeing the annual evaluation of the Board, its committees and director nominees, (vii) overseeing talent development and succession planning for senior executive positions and (viii) making recommendations to the Board and the boards of HEI's subsidiaries regarding corporate governance and board succession planning matters. See "Corporate Governance" above for additional information regarding the activities of the Nominating and Corporate Governance Committee.

   DIRECTOR COMPENSATION

 DIRECTOR COMPENSATION

How director compensation is determined

The Board believes that a competitive compensation package is necessary to attract and retain individuals with the experience, skills and qualifications needed to serve as a director of a publicly traded company with a unique blend of highly regulated industries. Nonemployee director compensation is composed of a mix of cash and HEI Common Stock to align the interests of directors with those of HEI shareholders. Only nonemployee directors are compensated for their service as directors. Ms. Lau, the only employee director of HEI, does not receive separate or additional compensation for serving as a director. Although Ms. Lau is a member of the HEI Board, neither she nor any other executive officer participates in the determination of nonemployee director compensation.

The Compensation Committee reviews nonemployee director compensation at least once every three years and recommends changes to the Board. The Compensation Committee and Board decided that there should be no increase to director compensation while the proposed merger between HEI and NextEra Energy was pending, even though evaluations conducted by the Compensation Committee's independent compensation consultant, Frederic W. Cook & Co., Inc., (FW Cook), indicated that HEI director compensation was below the median of HEI's peers. As a result, the amount of director compensation for 2015 and 2016 was the same as in 2014 (and 2014 director compensation was the same as in 2013, with the exception of modest changes concerning extra meeting fees, which were described in the 2015 proxy statement).

Components of director compensation

Cash retainer. HEI nonemployee directors received the cash amounts shown below as retainer for their 2016 HEI Board service and for their 2016 service on HEI and subsidiary board committees. Typically, no separate fees are paid to HEI directors for service on subsidiary company boards. However, in preparation for the potential bank spin-off, which had been conditioned on the merger occurring, certain members of the HEI Board were added to the board of ASB Hawaii, Inc., the direct parent company of ASB. Non-employee HEI directors who served on the ASB Hawaii Board received payment for their ASB Hawaii Board service through the second quarter of 2016; the spin-off was cancelled when the merger agreement was terminated in July 2016. Cash retainers were paid in quarterly installments.

Position*	2016 Annual Retainer

HEI Nonexecutive Chairman of the Board	$250,000
HEI Director	65,000
HEI Audit Committee Chair	15,000
HEI Compensation Committee Chair	15,000
HEI Nominating and Corporate Governance Committee Chair	10,000
HEI Audit Committee Member	6,000
HEI Compensation Committee Member	6,000
HEI Nominating and Corporate Governance Committee Member	4,000
Hawaiian Electric Audit Committee Chair	10,000
Hawaiian Electric Audit Committee Member	4,000
ASB Audit Committee Chair	10,000
ASB Audit Committee Member	4,000
ASB Risk Committee Chair	10,000
ASB Risk Committee Member	4,000
ASB Hawaii Director**	12,000

*
No additional retainer is paid for service on the HEI Executive Committee.

**
Since the bank spin-off was cancelled in July 2016 when the merger agreement was terminated, nonemployee ASB Hawaii directors received compensation for service on that board for only half of the year.

   DIRECTOR COMPENSATION

Extra meeting fees. Nonemployee directors are also entitled to meeting fees for each board or committee meeting attended (as member or chair) after the number of meetings specified below.

HEI Board	$1,500 per meeting after 8 meetings
HEI Audit Committee	$1,500 per meeting after 10 meetings
HEI Compensation Committee	$1,500 per meeting after 6 meetings
HEI Nominating and Corporate Governance Committee	$1,500 per meeting after 6 meetings
Hawaiian Electric Audit Committee	$1,000 per meeting after 6 meetings
ASB Audit Committee	$1,000 per meeting after 10 meetings
ASB Risk Committee	$1,000 per meeting after 6 meetings

Stock awards. In a typical year nonemployee directors receive an equity grant of HEI shares, valued at $75,000, on the last business day of June under HEI's 2011 Nonemployee Director Stock Plan (2011 Director Plan), which was approved by HEI shareholders on May 10, 2011 for the purpose of further aligning directors' and shareholders' interests. These equity awards cover director service for the twelve months after the date of grant. However, 2016 was an unusual year, as the proposed merger with NextEra Energy was still pending at the time the annual director equity award was to be made. Due to the uncertainty at that time regarding whether the merger would occur, in lieu of awarding HEI directors their full annual stock award, the Compensation Committee determined that HEI directors should be awarded, on June 30, 2016, $18,750 in cash representing one quarter of the value of the annual stock award, with the remainder to be awarded in stock on September 30, 2016 if the merger did not occur. (If the merger had occurred, the remainder would not have been paid.) Because the merger agreement between HEI and NextEra Energy was terminated in July 2016, on September 30, 2016 each HEI nonemployee director received shares of HEI Common Stock with a value equal to $56,250 (the remaining three quarters of the annual stock award). The number of shares issued to each HEI nonemployee director was determined based on the closing sales price of HEI Common Stock on the NYSE on September 30, 2016.

Retirement benefit. HEI's Nonemployee Director Retirement Plan, which provided retirement benefits to nonemployee directors, was terminated in 1996. Directors who were retired from their primary occupation at that time remained eligible to receive benefits under the plan based on years of service as a director at the time of the plan's termination. Mr. Myers, the only director who served during 2016 who was eligible to receive benefits under the terminated plan, retired from the HEI Board effective October 1, 2016. Upon his retirement from the HEI Board, Mr. Myers began receiving retirement benefits in an annual total of $15,000, for a period equal to the number of years of his service through December 31, 1996 (6 years). All benefits payable under the plan cease upon the death of the nonemployee director.

Deferred compensation. Nonemployee directors may participate in the HEI Deferred Compensation Plan implemented in 2011 (2011 Deferred Compensation Plan) and described under "Compensation Discussion and Analysis — Benefits — Deferred Compensation Plans" below. Under the plan, deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential. Participants may elect the timing upon which distributions are to begin following separation from service (including retirement) and may choose to receive such distributions in a lump sum or in installments over a period of up to fifteen years. Lump sum benefits are payable in the event of disability or death. No nonemployee director of HEI deferred any compensation under this plan in 2016. Nonemployee directors are also eligible to participate in the prior HEI Nonemployee Directors' Deferred Compensation Plan, as amended January 1, 2009, although no nonemployee director deferred compensation under such plan in 2016.

Health benefits. Nonemployee directors may participate, at their election and at their cost, in the group employee medical, vision and dental plans generally made available to HEI, Hawaiian Electric or ASB employees. No nonemployee director participated in such plans in 2016.

   DIRECTOR COMPENSATION

2016 DIRECTOR COMPENSATION TABLE

The table below shows the compensation paid to HEI nonemployee directors in 2016.

Name*	Fees Earned or Paid in Cash ($)[3]	Award Paid in Shares of Stock ($)[4]	Changes in Pension Value & Nonqualified Deferred Compensation Earnings ($)[5]	All Other Compensation ($)[6]	Total ($)

Thomas B. Fargo	108,750	56,250	—	—	165,000
Peggy Y. Fowler	99,750	56,250	—	—	156,000
A. Maurice Myers[1]	84,000	18,750	—	3,750	106,500
Keith P. Russell	118,750	56,250	—	—	175,000
James K. Scott	93,750	56,250	—	—	150,000
Kelvin H. Taketa	99,750	56,250	—	—	156,000
Barry K. Taniguchi	123,750	56,250	—	—	180,000
Jeffrey N. Watanabe, Chairman[2]	352,750	56,250	—	—	409,000

*
Mr. Dahl was appointed to the HEI Board and Audit Committee effective January 1, 2017 and did not receive any director compensation from HEI in 2016.

1
Mr. Myers retired from the HEI Board effective as of October 1, 2016.

2
Mr. Watanabe's fees were for service as director and Chairman of the HEI Board and as a member of the Compensation Committee until April 1, 2016 and then as an Audit Committee member from April 1 to December 31, 2016. He also served on the HEI Executive Committee and the ASB Board and Executive Committee, as well as the Hawaiian Electric Board and ASB Hawaii Board. Mr. Watanabe's HEI Chairman responsibilities are described above under "Corporate Governance — The Board's leadership structure."

3
Represents cash retainers for board and committee service (as detailed below) and a cash payment of $18,750 (one quarter of the $75,000 value of the annual HEI nonemployee director stock award) recorded on June 30, 2016, as described above under "Stock awards." See detail of cash retainers for Board and committee service below.

4
For all HEI nonemployee directors other than Mr. Myers, this amount represents an HEI stock award in the value of $56,250 (the remaining three quarters of the $75,000 value of the annual HEI nonemployee director stock award), as described above under "Stock awards." Due to Mr. Myers' October 1, 2016 retirement, his stock grant was in the value of $18,750 (one quarter of the value of the annual HEI nonemployee director stock award). These equity grants were made on September 30, 2016.

5
As discussed above under "Components of director compensation," pension benefits for Mr. Myers were frozen in 1996, when the HEI Nonemployee Director Retirement Plan was terminated. Accordingly, he did not receive credit for service after 1996 under that plan. Change in pension value reflects actuarial assumptions, such as discount rate. The value of Mr. Myers' pension declined in 2016. In accordance with SEC rules, this decline in pension value is shown as no change in the chart above.

6
Amount represents one quarter of Mr. Myers' annual retirement benefit, which he began receiving in the fourth quarter of 2016.

The table below shows the detail of cash retainers paid to HEI nonemployee directors for Board and committee service (including subsidiary committee service) in 2016.

Name*	HEI Board Retainer ($)	HEI Committee Retainer ($)	HEI Chairman Retainer ($)	HEI Extra Meeting Fees[1] ($)	HECO Audit Committee Retainer ($)	ASB Audit Committee Retainer ($)	ASB Risk Committee Retainer ($)	ASB Hawaii Board Retainer ($)	Total ($)

Thomas B. Fargo	65,000	19,000	—	6,000	—	—	—	—	90,000
Peggy Y. Fowler	65,000	6,000	—	9,000	1,000	—	—	—	81,000
A. Maurice Myers	48,750	4,500	—	3,000	—	—	3,000	6,000	65,250
Keith P. Russell	65,000	6,000	—	9,000	—	4,000	10,000	6,000	100,000
James K. Scott	65,000	4,000	—	6,000	—	—	—	—	75,000
Kelvin H. Taketa	65,000	10,000	—	6,000	—	—	—	—	81,000
Barry K. Taniguchi	65,000	15,000	—	9,000	—	10,000	—	6,000	105,000
Jeffrey N. Watanabe, HEI Chairman	65,000	6,000	250,000	9,000	3,000	—	—	1,000	334,000

*
Mr. Dahl was appointed to the HEI Board and Audit Committee effective January 1, 2017 and did not receive any director compensation from HEI in 2016.

1
Represents extra meeting fees earned for attending board meetings in excess of the number of meetings specified on page 25. Most extra meetings related to the terminated merger and cancelled bank spin transactions.

   DIRECTOR COMPENSATION

Director stock ownership and retention

HEI directors are required to own and retain HEI stock throughout their service with the Company. Each director has until his or her compliance date (January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements) to reach the following ownership levels: Chairman of the Board — 2x annual cash retainer; other HEI directors — 5x annual cash retainer. As of January 1, 2017, each director who had reached his or her compliance date had achieved his or her stock ownership target.

Until reaching the applicable stock ownership target, directors must retain all shares received under their annual stock retainer. The Committee has the authority to approve hardship exceptions to these retention requirements.

   PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE HEI'S EXECUTIVE COMPENSATION

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE HEI'S EXECUTIVE COMPENSATION

We are asking for your advisory vote on the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives shareholders the opportunity to express their views on the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

The Compensation Committee and Board believe that HEI's executive compensation is effective in achieving our goals of promoting long-term value for shareholders and attracting, motivating and retaining the talent necessary to create such value. Accordingly, the Board recommends that you vote FOR the following resolution:

  Resolved, that the shareholders approve, in an advisory vote, the compensation of HEI's named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables sections of the Proxy Statement for the 2017 Annual Meeting of Shareholders.

Please read the Compensation Discussion and Analysis and Executive Compensation Tables portions of this Proxy Statement. These sections describe the Company's executive compensation policies and practices and the compensation of our named executive officers.

While the say-on-pay vote is advisory and is therefore nonbinding, the Compensation Committee and Board consider the vote results when making future decisions regarding HEI's executive compensation.

Your Board recommends that you vote FOR the advisory resolution approving the compensation of HEI's named executive officers as disclosed in this Proxy Statement.

   COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

This section describes our executive compensation program and the compensation decisions made for our 2016 named executive officers. Three of our named executive officers are executives at HEI (the holding company), one currently leads Hawaiian Electric (our electric utility subsidiary), and one heads ASB (our bank subsidiary):

Name	Title	Entity

Constance H. Lau	HEI President & CEO	Holding company
James A. Ajello	HEI Executive Vice President & Chief Financial Officer	Holding company
Gregory C. Hazelton	HEI Senior Vice President, Finance	Holding company
Alan M. Oshima	Hawaiian Electric President & CEO	Electric utility subsidiary
Richard F. Wacker	ASB President & CEO	Bank subsidiary

Executive summary

Our guiding principles shape our program design and pay decisions

In designing HEI's executive compensation program and making pay decisions, the Compensation Committee ("Committee") follows these guiding principles:

•
pay should reflect Company performance, particularly over the long-term,

•
compensation programs should align executives' interests with those of our shareholders and other stakeholders,

•
programs should be designed to attract, motivate and retain talented executives who can drive the Company's success, and

•
the cost of programs should be reasonable while maintaining their purpose and benefit.

Key design features

•
Straight-forward design. The compensation program for our named executive officers is comprised of four primary elements — base salary, performance-based annual incentives, performance-based long-term incentives earned over three years and time-based restricted stock units (RSUs) that vest in equal annual installments over four years.

•
Emphasis on variable (performance-based) pay. Through the target compensation mix, we emphasize variable pay over fixed pay, with the majority of the target compensation opportunity for each named executive officer linked to the Company's financial, market and operating results.

•
Balance between short- and long-term components. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals that support long-term objectives.

   COMPENSATION DISCUSSION AND ANALYSIS

Our compensation practices demonstrate our commitment to sound governance

The tables below summarize our current executive compensation practices — both what we do (to drive performance and manage risk) and what we don't do:

What We Do

✓	Link pay to performance
✓	Utilize rigorous performance conditions that encourage long-term value creation
✓	Balance short- and long-term compensation to promote sustained performance over time
✓	Grant majority of long-term incentives in the form of performance-based awards
✓	Use the competitive median as a reference point in setting compensation levels
✓	Review tally sheets when making compensation decisions
✓	Mitigate undue risk in compensation programs
✓	Utilize "double-trigger" change-in-control agreements
✓	Maintain clawback policy for performance-based compensation
✓	Require stock ownership and retention by named executive officers; CEO must own five times her base salary
✓	Prohibit pledging of Company stock and transactions designed to hedge the risk of stock ownership
✓	Utilize an independent compensation consultant to advise the Committee

What We Don't Do

No employment contracts
No tax gross ups, except under the Executive Death Benefit Plan frozen in 2009
No compensation programs that are reasonably likely to create material risk to the Company
No significant perquisites
No dividends or dividend equivalents on unearned performance shares

2016 say-on-pay results, shareholder outreach and 2017 program

At our 2016 Annual Meeting, 90% of votes cast approved our executive compensation program through the advisory say-on-pay vote. In addition, in 2016 we invited shareholders who collectively held more than 20% of HEI's shares as well as key proxy advisory organizations to discuss our executive compensation program. From such outreach we learned that there was general approval of our executive compensation program and how HEI's Long-Term Incentive Plan (LTIP) had been structured during the period in which the merger was pending. We also learned about preferences stakeholders have for our LTIP going forward, including a return to an equity-settled LTIP and inclusion of at least one relative metric for LTIP purposes.

The executive compensation program in place in 2015 and 2016 reflected the fact that HEI's proposed merger with NextEra Energy was pending at that time. In early 2015 and 2016, respectively, the Committee had provided for the 2015-17 and 2016-18 LTIP to be settled in cash rather than in equity as in prior years, and for relative total shareholder return (TSR) to be replaced by earnings per share (EPS) growth as one of the LTIP metrics. These changes were implemented because the Committee had determined that while the merger was pending the Company's stock price might be affected at least in part by merger considerations that were unrelated to the Company's true operating performance and that, as a result, the compensatory goals of the LTIP would be better served without such merger impact. Since the merger agreement between HEI and NextEra Energy was terminated in July 2016, and consistent with the feedback we received from stakeholders during our outreach, the Committee determined that the 2017-19 LTIP will return to being settled in equity and should include relative TSR as one of the performance metrics.

   COMPENSATION DISCUSSION AND ANALYSIS

How we make compensation decisions

Our roles in determining compensation are well-defined

Role of the Compensation Committee

The Committee oversees the design and implementation of our executive compensation program. On an annual basis, the Committee engages in a rigorous process to arrive at compensation decisions regarding the named executive officers. In the course of this process, the Committee:

•
Engages in extensive deliberations in meetings held over several months

•
Consults with its independent compensation consultant during and outside of meetings

•
Focuses on the Company's long-term strategy and nearer-term goals to achieve such strategy in setting performance metrics and goals

•
Reviews tally sheets for each named executive officer to understand how the elements of compensation relate to each other and to the compensation package as a whole (the tally sheets include fixed and variable compensation, minimal perquisites and change in pension value for current and past periods)

•
Examines data and analyses prepared by its independent compensation consultant concerning peer group selection, comparative compensation data and evolving best practices

•
Reviews Company performance and discusses assessments of the individual performance of senior members of management

•
Analyzes the reasonableness of incentive payouts in light of the long-term benefits to shareholders

•
Considers trends in payouts to determine whether incentive programs are working effectively

•
Reviews risk assessments to determine whether compensation programs and practices carry undue risk

Early each year, the Committee determines payouts under incentive plans ending in the prior year, establishes performance metrics and goals for incentive plans beginning that year and recommends to the Board and subsidiary boards the level of compensation and mix of pay elements for each named executive officer.

Role of the independent directors as a whole

The independent directors evaluate the CEO's performance, consider Committee recommendations concerning her pay and determine her compensation. The Board and subsidiary boards also review the performance of and Committee recommendations concerning the other named executive officers and approve their compensation.

Role of executive officers

The CEO, who is also an HEI director, assesses and reports on the performance of the other named executive officers and makes recommendations to the Committee with respect to their levels of compensation and mix of pay elements. She also participates in Board deliberations regarding the Committee's recommendations on the other named executive officers. She does not participate in the deliberations of the Committee to recommend, or of the Board to determine, her own compensation.

Management supports the Committee in executing its responsibilities by providing materials for Committee meetings (including tally sheets and recommendations regarding performance metrics, goals and pay mix); by attending portions of Committee meetings as appropriate to provide perspective and expertise relevant to agenda items; and by supplying data and information as requested by the Committee and/or its independent compensation consultant.

   COMPENSATION DISCUSSION AND ANALYSIS

Compensation consultant & consultant independence

The Committee's independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), is retained by, and reports directly to, the Committee. FW Cook provides the Committee with independent expertise on market practices and developments in executive compensation, compensation program design, peer group composition and competitive pay levels, and provides related research, data and analysis. FW Cook also advises the Committee regarding analyses and proposals presented by management related to executive compensation: A representative of FW Cook generally attends Committee meetings, participates in Committee executive sessions and communicates directly with the Committee.

In early 2017, as in prior years, the Committee evaluated FW Cook's independence, taking into account all relevant factors, including the factors specified in the NYSE listing standards and the absence of other relationships between FW Cook and the Company, its directors or executive officers. Based on such factors and FW Cook's independence policy, which was shared with the Committee, the Committee concluded that FW Cook is independent and that the work of FW Cook has not raised any conflict of interest.

We use comparative market data as a reference point for compensation

Compensation benchmarking

The Committee considers comparative market compensation as a reference in determining pay levels and mix of pay components. While the Committee seeks to position named executive officer target compensation opportunity (comprised of base salary, target performance-based annual incentive, target performance-based long-term incentive and time-vested RSUs) at approximately the comparative market median, the Committee may decide that an executive's pay opportunity should be higher or lower based on internal equity or the executive's level of responsibility, experience, expertise, performance and retention and succession considerations.

Information from public company proxy statements for peer group companies was used to provide comparative market data in setting 2016 compensation for all named executive officers. Data from the Willis Towers Watson Energy Services Survey, which consists of compensation data for 94 companies, was also used in establishing 2016 compensation for Mr. Ajello and Mr. Oshima. The data was regressed based on revenues of $3.3 billion for appropriate size comparison for HEI and revenues of $3.0 billion for Hawaiian Electric.

Peer Groups

Compensation peers

The Committee annually reviews the peer groups used in benchmarking for HEI and subsidiary executive compensation, with analysis and recommendations provided by FW Cook. For 2016 compensation, the Committee determined, with input from FW Cook, that the peer groups for 2015 remained appropriate and no changes to the peer groups were needed for 2016. The selection criteria and resulting 2016 peer groups are set forth below.

   COMPENSATION DISCUSSION AND ANALYSIS

	HEI 2016 Peer Group (applies to Ms. Lau, Mr. Ajello and Mr. Hazelton)	Utility Subsidiary 2016 Peer Group (applies to Mr. Oshima)	Bank Subsidiary 2016 Peer Group (applies to Mr. Wacker)

Selection Criteria	Electric and multi-utility companies Revenue balanced in a range of approximately 0.5x to 2x HEI's revenue Market cap and location as secondary considerations	Subset of electric and multi-utility companies from HEI's peer group Revenue balanced in a range of approximately 0.5x to 2x Hawaiian Electric's revenue	Regional banks and thrifts Total assets balanced in a range of approximately 0.5x to 2x ASB's total assets Proportion of loan portfolio comprised of 1-4 family loans similar to ASB

Peer Group for 2016 Compensation	Alliant Energy
Ameren
Avista
CenterPoint Energy
CMS Energy
Eversource Energy
Great Plains Energy
Integrys Energy*
MDU Resources
NiSource
OGE Energy
Pepco Holdings*
Pinnacle West Capital
PNM Resources
Portland General
SCANA
TECO Energy*
UIL Holdings*
Vectren
Westar Energy
Wisconsin Energy	Alliant Energy
Avista
Great Plains Energy
Integrys Energy*
MDU Resources
OGE Energy
Pepco Holdings*
Pinnacle West Capital
PNM Resources
Portland General Electric
SCANA
TECO Energy*
UIL Holdings*
Vectren
Westar Energy
Wisconsin Energy	1st Source
BancFirst
Bank of Hawaii
Bank of the Ozarks
Central Pacific Financial
City Holding Company
Community Bank System
CVB Financial
Dime Community Bancshares
First Financial
Flushing Financial
Glacier Bancorp
Great Southern Bancorp
IBERIABANK
Independent Bank
NBT Bancorp
Park National
Republic Bancorp
United Bankshares
Westamerica Bancorp

* Acquired by another corporation after peer data was used in setting 2016 compensation.

Performance peers

In addition to the peer companies used for benchmarking executive compensation, certain of the performance metrics used in the long-term incentive plans (described below under "Long-term incentives") are based on performance relative to performance peers. HEI's Relative TSR performance is based on HEI's performance compared to the utilities in the Edison Electric Institute (EEI) Index and ASB's Relative Return on Assets (ROA) performance metric is based on ASB's performance compared to that of all U.S. banks with assets of $3.5 billion to $8 billion. See note 1 to the "2014-16 Long-Term Incentive Performance Metrics & Why We Use Them" table on page 43 for an explanation of HEI's Relative TSR metric and note 3 to that same table for an explanation of ASB's Relative ROA metric. The performance peers for both metrics are set forth below:

Edison Electric Institute Index (EEI) Peers for HEI Long-Term Incentive Plan Relative TSR Metric (3-year TSR for 1/1/14 through 12/31/16)

The EEI is an association of U.S. shareholder-owned electric companies that are representative of comparable investment alternatives to HEI. The EEI's members serve virtually all of the ultimate customers in the shareholder-

   COMPENSATION DISCUSSION AND ANALYSIS

owned segment of the industry. The following companies comprise the EEI Index used for HEI's Relative TSR metric:

Allete, Inc.	DTE Energy Co.	MDU Resources Group Inc.	PPL Corp.
Alliant Energy Corp.	Duke Energy Corp.	MGE Energy Inc.	Public Service Enterprise Group
Ameren Corp.	Edison International	NextEra Energy Inc.	SCANA Corp.
American Electric Power Co.	El Paso Electric Co.	NiSource Inc.	Sempra Energy
Avista Corp.	Empire District Electric Co.	NorthWestern Corp.	Southern Co.
Black Hills Corp.	Entergy Corp.	OGE Energy Corp.	Unitil Corp.
CenterPoint Energy Inc.	Eversource Energy	Otter Tail Corp.	Vectren Corp.
CMS Energy Corp.	Exelon Corp.	PG&E Corp.	WEC Energy Group
Consolidated Edison Inc.	FirstEnergy Corp.	Pinnacle West Capital Corp.	Westar Energy Inc.
Dominion Resources Inc.	Great Plains Energy Inc.	PNM Resources Inc.	Xcel Energy Inc.
	IDACORP Inc.	Portland General Electric

2016 Bank Performance Peer Group for Long-Term Incentive Plan Relative ROA Metric

The performance peer group for ASB's long-term incentive plan Relative ROA metric includes all publicly traded banks and thrifts with total assets between $3.5 billion and $8 billion. The specific banks and thrifts in the Relative ROA peer group in one year may differ from the banks and thrifts in the group in the next year, as total assets for a given institution may change from year to year. The following list identifies the companies in ASB's Performance Peer Group for 2016:

1st Source Corp.	FCB Financial Holdings, Inc.	Park National Corp.
Ameris Bancorp	First Busey Corp.	Renasant Corp.
BancFirst Corp.	Fidelity Southern Corp.	Republic Bancorp, Inc.
BBCN Bancorp, Inc.	First Commonwealth Financial Corp.	S&T Bancorp, Inc.
Berkshire Hills Bancorp, Inc.	First Financial Bankshares, Inc.	Sandy Spring Bancorp, Inc.
BNC Bancorp	First Merchants Corp.	Seacoast Banking Corp. of Florida
Boston Private Financial Holdings, Inc.	Flushing Financial Corp.	ServisFirst Bancshares, Inc.
Bridge Bancorp, Inc.	Great Southern Bancorp, Inc.	Simmons First National Corp.
Brookline Bancorp, Inc.	Green Bancorp, Inc.	Southside Bancshares, Inc.
Capital Bank Financial Corp.	Hanmi Financial Corp.	Talmer Bancorp, Inc.
Cardinal Financial Corp.	Heartland Financial USA, Inc.	Tompkins Financial Corp.
CenterState Banks, Inc.	Heritage Financial Corp.	TowneBank
Central Pacific Financial Corp.	HomeStreet, Inc.	TriCo Bancshares
Century Bancorp, Inc.	Independent Bank Corp.	TrustCo Bank Corp. NY
City Holding Company	Independent Bank Group, Inc.	Union Bankshares Corp.
Community Trust Bancorp, Inc.	Lakeland Bancorp, Inc.	United Financial Bancorp, Inc.
ConnectOne Bancorp, Inc.	Lakeland Financial Corp.	Washington Trust Bancorp, Inc.
CVB Financial Corp.	Legacy Texas Financial Group, Inc.	Westamerica Bancorporation
Dime Community Bancshares, Inc.	Meridian Bancorp, Inc.	Willshire Bancorp, Inc.
Eagle Bancorp, Inc.	National Bank Holdings Corp.	WSFS Financial Corp.
Enterprise Financial Services Corp.	Opus Bank	Yadkin Financial Corp.
Farmers & Merchants Bank of Long Beach	Oritani Financial Corp.

   COMPENSATION DISCUSSION AND ANALYSIS

What we pay and why: Compensation elements and 2016 pay decisions

Each element of compensation supports important objectives

The total compensation program for named executive officers is made up of the five standard components summarized below. Each component fulfills important objectives that reflect our focus on pay for performance, competitive programs to attract and retain talented executives and aligning executive decisions with the interests of the Company and our shareholders. These elements are described in further detail in the pages that follow.

Compensation Element	Summary	Objectives

Base Salary	Fixed level of cash compensation set in reference to peer group median (may vary based on performance, experience, responsibilities and other factors).	Attract and retain talented executives by providing competitive fixed cash compensation.
Annual Performance-Based Incentives	Variable cash award based on achievement of pre-set performance goals for the year. Award opportunity is a percentage of base salary. Performance below threshold levels yields no incentive payment.	Drive achievement of key business results linked to long-term strategy and reward executives for their contributions to such results. Balance compensation cost and return by paying awards based on performance.
Long-Term Performance-Based Incentives	Variable equity* award based on meeting pre-set performance objectives over a 3-year period. Award opportunity is a percentage of base salary. Performance below threshold levels yields no incentive payment.	Motivate executives and align their interests with those of shareholders by promoting long-term value growth and by paying awards in the form of equity*. Balance compensation cost and return by paying awards based on performance.
Annual RSU Grant	Annual equity grants in the form of RSUs that vest in equal installments over 4 years. Amount of grant is a percentage of base salary.	Promote alignment of executive and shareholder interests by ensuring executives have significant ownership of HEI stock. Retain talented leaders through multi-year vesting.
Benefits	Includes defined benefit pension plans and retirement savings plan (for HEI/utility employees) and defined contribution plan (for bank employees); deferred compensation plans; double-trigger change-in-control agreements; minimal perquisites; and an executive death benefit plan (frozen since 2009).	Enhance total compensation with meaningful and competitive benefits that promote peace of mind and contribute to financial security. Double-trigger change-in-control agreements encourage focused attention of executives during major corporate transitions.

*
See discussion below regarding use of cash-based award during period when potential merger was pending.

Long-term performance-based incentives during pendency of merger. While the proposed merger with NextEra Energy was pending, the Committee decided to provide for the LTIP (2015-17 and 2016-18 performance periods) to be settled in cash in lieu of equity. The Committee had determined that during the pendency of the merger process the Company's stock price might be affected at least in part by merger considerations that were unrelated to the Company's true operating performance and that, as a result, the compensatory goals of the LTIP would be better served by a cash settlement. Since the merger did not occur and the merger agreement between NextEra Energy and HEI was terminated in July 2016, the Committee decided that it will return to equity settlement for the 2017-19 LTIP.

Recruitment of new named executive officer. In addition to the standard compensation elements outlined above, when the Company is recruiting a new named executive officer the Committee may determine that other compensation is necessary and appropriate. Such was the case in 2016 when HEI recruited Mr. Hazelton, a talented former HEI executive with experience well-suited to HEI's needs, to return to HEI as its Senior Vice President, Finance. Mr. Hazelton had served as HEI's Vice President-Finance, Treasurer and Controller from August 2013 to June 2015 and then was appointed Chief Financial Officer (CFO) of NW Natural, a publicly traded natural gas utility headquartered in Portland, Oregon in June 2015. He rejoined HEI on October 24, 2016, bringing to the leadership team his deep knowledge of the utility industry and public company CFO experience, including from prior industry experience with Portland

   COMPENSATION DISCUSSION AND ANALYSIS

General Electric, as managing director in the Global Power and Utilities Group for UBS Investment Bank, and most recently as NW Natural's Senior Vice President, CFO & Treasurer, as well as his in-depth understanding of HEI and its subsidiaries from his prior service with the Company.

In determining Mr. Hazelton's transition package, the Committee considered NW Natural compensation he would have to forgo in order to return to HEI and advice and benchmarking information from its independent compensation consultant, FW Cook. In returning to HEI, Mr. Hazelton forfeited cash and equity compensation he would have received if he had stayed at NW Natural, including annual incentive pay for 2016, pro-rata portions of long-term incentive pay for 2015-17 and 2016-18, and unvested portions of RSUs granted by NW Natural in 2015 and 2016. To encourage Mr. Hazelton to return to HEI, the Committee deemed it appropriate to replace such forfeited equity and cash compensation, as well as other amounts Mr. Hazelton lost when leaving NW Natural for HEI, including NW Natural 401(k) matching funds and a portion of NW Natural's payment of Mr. Hazelton's relocation costs for his 2015 move to Oregon. The specific components of Mr. Hazelton's compensation in 2016, including transition-related amounts, are discussed in the sections that follow. On February 14, 2017, HEI announced the retirement of Mr. Ajello as HEI's Executive Vice President and Chief Financial Officer and that Mr. Hazelton would be his successor.

Changes to elements in 2016

On an annual basis, the Committee reviews and recommends each named executive officer's target compensation opportunity, which is composed of four of the five standard elements from the chart above: base salary, performance-based annual incentive opportunity at target, performance-based long-term incentive opportunity at target and annual time-vested RSU grant. The last three of these elements are established as a percentage of base salary. The Committee made modest changes to the mix of elements for 2016, as shown in the chart below.

	Base Salary ($)		Performance-based Annual Incentive (Target Opportunity[1] as % of Base Salary)		Performance-based Long-term Incentive (Target Opportunity[1] as % of Base Salary)		RSUs (Value as % of Base Salary)

Name	2015	2016	2015	2016	2015-17	2016-18	2015	2016

Constance H. Lau	839,450	864,700	100	same	160	same	75	same
James A. Ajello	560,000	576,800	60	same	80	same	50	same
Gregory C. Hazelton[2]	N/A	84,836	N/A	60	N/A	80	N/A	replacement award
Alan M. Oshima[3]	566,500	583,500	75	same	90	95	50	65
Richard F. Wacker	622,100	640,800	80	same	80	same	20	same

1
The threshold and maximum opportunities are 0.5 times target and 2 times target, respectively.

2
Mr. Hazelton became HEI's Senior Vice President, Finance on October 24, 2016. His 2016 annualized base salary of $450,000 is shown above as a pro-rated amount for the number of days he worked for HEI during the year.

3
Mr. Oshima's target long-term incentive opportunity was increased from 90% to 95% for 2016 to increase his long-term incentive opportunity to be closer to the median long-term incentive opportunity for similar positions at comparable companies. In addition, his RSU grant was increased from 50% to 65% of base salary to be closer to the median equity grant for similar positions at comparable companies.

Base salary

Base salaries for our named executive officers are reviewed and determined annually. In establishing base salaries for the year, the Committee considers competitive market data, internal equity and each executive's level of responsibility, experience, expertise, performance and retention and succession considerations. The Committee considers the competitive median in setting base salaries, but may

   COMPENSATION DISCUSSION AND ANALYSIS

determine that the foregoing factors compel a higher or lower salary.

For 2016, Ms. Lau and Messrs. Ajello, Oshima and Wacker received base salary increases of 3% to recognize their performance and maintain the market competitiveness of their pay. The resulting 2016 base salaries for the named executive officers are shown in the table above.

Annual incentives

HEI named executive officers and other executives are eligible to earn an annual cash incentive award under HEI's Executive Incentive Compensation Plan (EICP) based on the achievement of performance goals for the year. Each year, the Committee determines the target annual incentive opportunity for each executive, performance metrics for the year and goals for achievement in those metrics.

2016 target annual incentive opportunity

The target annual incentive opportunity is a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times target, respectively. In establishing the target percentage for each executive, the Committee takes into account the mix of pay elements, competitive market data, internal equity, prior performance and other factors described above under "Base salary."

The 2016 target annual incentive opportunities for the named executive officers are shown in the table above. For 2016, the Committee recommended, and the Board approved, keeping the target opportunity the same as the 2015 target opportunity for Ms. Lau and Messrs. Ajello, Oshima and Wacker. Mr. Hazelton's 2016 target annual incentive opportunity was applied to his pro-rated 2016 base salary, since he joined the Company on October 24, 2016.

2016 performance metrics, goals, results & payouts

The performance metrics for annual incentives are chosen because they connect directly to the Company's strategic priorities and correlate with creating shareholder value. The 2016 performance metrics for Ms. Lau, Mr. Ajello and Mr. Hazelton related to the holding company and its subsidiaries, while the metrics for Mr. Oshima related to the utility and the metrics for Mr. Wacker related to the bank. The rationale for each metric is shown in the chart below.

In addition to selecting performance metrics, the Committee determines the level of achievement required to attain the threshold, target and maximum goal for each metric. The level of difficulty of the goals reflects the Committee's belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Committee believes the threshold should represent solid performance with positive financial/operating results, target should denote achievable goals that include a stretch factor and maximum should signify truly exceptional performance.

The target level for financial goals, such as net income and ROA, is generally set at the level of the Board-approved budget, which represents the level of accomplishment the Company seeks to achieve for the year. In setting the threshold and maximum levels, the Committee considers whether the risks to accomplishing the budget weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target level.

The chart below identifies the 2016 annual incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2016 and the percentage of target achieved.

   COMPENSATION DISCUSSION AND ANALYSIS

		Goals				% of Target Achieved
2016 Annual Incentive Performance Metrics & Why We Use Them
	Weighting	Threshold	Target	Maximum	Result

Lau, Ajello and Hazelton
HEI Consolidated Adjusted Net Income[1] focuses on fundamental earnings, which correlates to shareholder value	60%	$165.2M	$183.5M	$196.3M	$190.1M
Utility Operations[2] supports effective utility operations for all stakeholders	25%	See note 2 below	See note 2 below	See note 2 below	See note 2 below	137%
ASB Return on Assets (ROA)[7] measures how efficiently the bank deploys its assets by comparing return to total assets	15%	0.85%	0.90%	0.95%	0.92%
Oshima
Utility Consolidated Adjusted Net Income[1] focuses on fundamental earnings, which correlates to shareholder value	65%	$122.4M	$144.0M	$158.4M	$144.5M
Utility Consolidated Operation and Maintenance Expense[3] measures operational efficiency	15%	$400M	$386M	N/A	$396M
Utility Consolidated System Average Interruption Duration Index (SAIDI)[4] promotes system reliability for customers	10%	118 minutes	116 minutes	114 minutes	113 minutes	102%
Utility Consolidated Customer Satisfaction[5] focuses on improving the customer experience through all points of contact with the utility	5%	Consolidated score of 62 in 2 of 4 quarters	Consolidated score of 62 in 3 of 4 quarters	Consolidated score of 62 in 4 of 4 quarters	Consolidated score of 62 in 3 of 4 quarters
Utility Consolidated Safety[6] rewards improvements in workplace safety, promoting employee well-being and reducing expense	5%	1.28 TCIR	1.16 TCIR	1.05 TCIR	1.67 TCIR
Wacker
ASB ROA[7]	40%	0.85%	0.90%	0.95%	0.92%
ASB Net Income[8] focuses on fundamental earnings, which correlates to shareholder value	60%	$51.0M	$56.0M	$60.0M	$57.3M	135%

  N/A — Not Applicable

1
HEI Consolidated Adjusted Net Income and Utility Consolidated Adjusted Net Income represent HEI's and Hawaiian Electric's consolidated non-GAAP adjusted net income for 2016, respectively. These Adjusted Net Income metrics are non-GAAP metrics because when they were established the Committee determined that costs associated with the NextEra Energy merger and bank spin transactions should not be included. In addition, the HEI Consolidated Adjusted Net Income result is adjusted for the termination fee and expense reimbursement HEI received from NextEra Energy upon termination of the merger agreement. These non-GAAP metrics are described further under "Non-GAAP Net Income Metrics — 2016 Annual Incentive" below. For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

2
Utility Operations is a composite of five utility operational goals weighted in the same proportion for which they are weighted for utility executives other than Mr. Oshima. Utility Operations includes the four operational goals that applied to Mr. Oshima in 2016 (Utility Consolidated Operation and Maintenance Expense, Utility Consolidated SAIDI, Utility Consolidated Customer Satisfaction and Utility Consolidated Safety), with the same threshold, target and maximum goals as are set forth above for Mr. Oshima, plus Utility Transformation, which applied to HEI executives and to utility executives other than Mr. Oshima. Utility Transformation focuses on achievement of the utility's transformation goals. Mr. Oshima approves the Transformation milestones under this metric and determines the aggregate performance at the end of the performance period; therefore, his weighting for this metric is 0%. For 2016, the Utility Transformation milestones focused on the areas of culture transformation, customer experience, distribution circuit reliability, electrification of transportation and communication. The Utility Transformation goal was achieved at target for 2016, meaning that all milestones were achieved. For HEI executives the weightings of the components of Utility Operations were as follows: Utility Consolidated Operation and Maintenance Expense — 6.82%, Utility Consolidated SAIDI — 4.55%, Utility Consolidated Customer Satisfaction — 2.27%, Utility Consolidated Safety — 2.27%, and Utility Transformation — 9.09%.

3
Utility Consolidated Operation and Maintenance Expense represents non-fuel expenses of the consolidated utilities excluding expenses covered by surcharges or that are otherwise neutral to net income.

4
Utility Consolidated SAIDI is measured by the average outage duration for each customer served, exclusive of catastrophic events and outages caused by independent power producers, over whose plant maintenance and reliability the utility has limited real-time control.

5
Utility Consolidated Customer Satisfaction is based on quarterly results of customer surveys conducted by an outside vendor.

6
Utility Consolidated Safety is measured by Total Cases Incident Rate (TCIR), a standard measure of employee safety. TCIR equals the number of Occupational Safety and Health Administration recordable cases as of 12/31/16 × 200,000 productive hours divided by productive hours for the year. The lower the TCIR the better.

7
ASB ROA is ASB's net income divided by its average total assets for the period. Average total assets is calculated by averaging the total assets for each day in the period.

8
ASB Net Income represents ASB's net income for 2016.

   COMPENSATION DISCUSSION AND ANALYSIS

Non-GAAP Net Income Metrics — 2016 Annual Incentive

HEI's and Hawaiian Electric's Consolidated Adjusted Net Income metrics for 2016 annual incentive compensation were established on a non-GAAP basis because the Committee determined that costs and income associated with the then-pending NextEra Energy merger and bank spin-off transactions should not be considered in determining performance under those metrics. The Committee deemed this to be appropriate since such amounts were for an extraordinary event unrelated to HEI or Hawaiian Electric managements' actions regarding ongoing business operations, even though pursuing such transaction required significant time and attention. Accordingly, Hawaiian Electric's Consolidated Adjusted Net Income metric for 2016 excludes merger-related expenses after-tax, including costs related to Hawaiian Electric's terminated liquefied natural gas (LNG) contract, which was conditioned on PUC approval of the merger. HEI's Consolidated Adjusted Net Income metric for 2016 excludes the same amounts excluded for Hawaiian Electric, as well as merger and spin-off related income (including the merger termination fee and expense reimbursement received from NextEra Energy) and additional merger and spin-off related costs after-tax.

Due to the exclusion of such amounts, for purposes of the 2016 EICP $2.2 million was added to Hawaiian Electric's 2016 GAAP net income to determine Hawaiian Electric's Consolidated Adjusted Net Income and $58.2 million was deducted from HEI's 2016 GAAP net income to determine HEI's Consolidated Adjusted Net Income. See "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments," attached as Exhibit B.

The following chart shows how % of Target Achieved from the table above is converted into a dollar value for each named executive officer. The payout amounts are also shown in the "Nonequity Incentive Plan Compensation" column of the "2016 Summary Compensation Table" on page 52. The range of possible annual incentive payouts for 2016 is shown in the "2016 Grants of Plan-Based Awards" table on page 55.

Name	Target Opportunity (% of base salary)		Base Salary ($)		Target Payout ($)		Total Achieved as a % of Target (%)		2016 Actual Annual Incentive Payout ($)[1]

Constance H. Lau	100	×	864,700	=	864,700	×	137	=	1,182,753
James A. Ajello	60	×	576,800	=	346,080	×	137	=	473,375
Gregory C. Hazelton[2]	60	×	84,836	=	51,030	×	137	=	70,169
Alan M. Oshima	75	×	583,500	=	437,625	×	102	=	445,939
Richard F. Wacker	80	×	640,800	=	512,640	×	135	=	693,012

1
Figures may not calculate to the amount shown in 2016 Actual Annual Incentive Payout due to rounding of the Total Achieved as a % of Target. Total Achieved as a % of Target was rounded for ease of presentation.

2
Mr. Hazelton became HEI's Senior Vice President, Finance on October 24, 2016. His 2016 annual incentive payout shown above represents a pro-rated amount for the number of days he worked for HEI in 2016.

Long-term incentives

Long-term incentives include performance-based opportunities under HEI's LTIP, which is based on achievement of performance goals over rolling three-year periods, and time-vested restricted stock units (RSUs), which vest over a four-year period. The performance-based LTIP represents the majority of each named executive officer's long-term incentive opportunity. These incentives are designed to directly tie executive interests with those of shareholders by rewarding executives for long-term value growth.

   COMPENSATION DISCUSSION AND ANALYSIS

Long-term performance-based incentives

The 2014-16 LTIP award opportunity was established as a number of shares of HEI stock. In light of the then-pending merger with NextEra Energy, the Committee decided to provide for the 2015-17 and 2016-18 LTIPs to be settled in cash in lieu of equity. The Committee had determined that the Company's stock price might be affected at least in part by merger considerations that were unrelated to the Company's true operating performance and that, as a result, the compensatory goals of the LTIP would be better served during the pendency of the merger process by a cash settlement. Since the merger did not occur and in July 2016 the merger agreement between HEI and NextEra Energy was terminated, the Committee decided that the LTIP will return to an equity-settled plan for the 2017-19 performance period.

The three-year performance periods foster a long-term perspective and provide balance with the shorter-term focus of the annual incentive program. In addition, the overlapping three-year performance periods encourage sustained high levels of performance because at any one time three separate potential awards are affected by current performance.

Similar to the annual incentives, in developing long-term incentives, the Committee determines the target incentive opportunity for each executive, performance metrics for the three-year period and goals for achievement in each metric.

2016-18 target long-term incentive opportunity

As with the annual incentives, the target long-term incentive opportunity is a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times target, respectively. In establishing the target percentage for each executive, the Committee considers the mix of pay elements, competitive market data, internal equity, performance and other factors described above under "Base salary."

For the 2016-18 period, the Committee recommended, and the Board approved, an increase in the target opportunity for Mr. Oshima (from 90% to 95%) to bring his long-term incentive opportunity closer to the median long-term incentive opportunity for similar positions at comparable companies. The Committee made no changes to the target incentive opportunities for Ms. Lau, Mr. Ajello and Mr. Wacker for 2016-18, as it determined that their target long-term incentive opportunities from the prior performance period remained appropriate at 160%, 80% and 80%, respectively. Mr. Hazelton's long-term incentive opportunity for 2016-18 was set at 80%. See table on page 36.

2016-18 performance metrics and goals

The performance metrics for long-term incentives are chosen for their direct relation to creating long-term value for shareholders.

In addition to selecting performance metrics, the Committee determines the level of achievement required to attain threshold, target and maximum performance for each metric. The same principles the Committee applies to annual incentive goals apply to long-term incentive goals. As such, the level of difficulty of the goals reflects the Committee's belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Committee believes threshold should represent solid performance with positive financial/operating results, target should denote achievable goals that include a stretch factor and maximum should signify truly exceptional performance.

The target level for financial goals, such as three-year average annual earnings per share (EPS) growth and three-year return on average common equity (ROACE), relate to the levels the Company seeks to achieve over the performance period. In setting the threshold and maximum levels, the Committee considers whether the risks to accomplishing those levels weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target result. For the 2016-18 period, the Committee chose the metrics and goals in the following chart to encourage long-term

   COMPENSATION DISCUSSION AND ANALYSIS

achievement of earnings and growth in shareholder value.

For the 2015-17 and 2016-18 LTIPs, the Committee determined that Relative TSR would not be used as one of the long-term incentive metrics. As with its decision regarding the form of settlement (cash vs equity) for such LTIPs, the Committee made this decision because of its determination that during the pendency of the merger process the Company's stock price would likely be affected at least in part by merger considerations unrelated to the Company's true operating performance. As such, the Committee concluded that the compensatory goals of the LTIP would be better served during that time by metrics not tied to HEI's stock performance. Since the merger did not occur and in July 2016 the merger agreement between HEI and NextEra Energy was terminated, the Committee decided that Relative TSR will be included as a metric for the 2017-19 performance period.

		Goals
2016-18 Long-Term Incentive Performance Metrics & Why We Use Them
	Weighting	Threshold	Target	Maximum

Lau, Ajello and Hazelton
HEI 3-year Average Annual EPS Growth[1] promotes shareholder value by focusing on EPS growth over a three-year period.	50%	3%	4%	6%
Weighted Composite of Utility (2/3) and ASB (1/3) 3-year ROACE[2] measures profitability based on net income returned as a % of average common equity.	50%	7.6%	8.9%	9.8%
Oshima
HEI 3-year Average Annual EPS Growth[1]	50%	3%	4%	6%
Utility 3-year ROACE as a % of Allowed Return[3] measures the performance of the utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator. The focus on ROACE encourages improved return compared to the cost of capital.	50%	74%	84%	94%
Wacker
ASB 3-year Average Net Income[4] focuses on fundamental earnings growth, which correlates to shareholder value.	50%	$56M	$59.8M	$62M
ASB Efficiency Ratio, as of Year-End 2018[5] promotes expense control.	50%	64.5%	62%	59.5%

1
HEI 3-year Average Annual EPS Growth is calculated by taking the sum of each full calendar year's (2016, 2017 and 2018, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by 3.

2
Weighted Composite of Utility and ASB 3-year ROACE is calculated as average net income divided by average common equity for the period of each of Hawaiian Electric and ASB, with net income and common equity of Hawaiian Electric and ASB adjusted for exclusions the Committee allows for such companies' results. For purposes of this metric, the utility is weighted two-thirds (2/3) and ASB is weighted one-third (1/3).

3
Utility 3-year ROACE as a % of Allowed Return is the utility's consolidated average ROACE for the performance period compared to the weighted average of the allowed ROACE for the utility and its subsidiaries as determined by the Hawaii Public Utilities Commission for the same period.

4
ASB 3-year Average Net Income is the average over the performance period of ASB's GAAP net income, adjusted for exclusions allowed by the Committee.

5
ASB Efficiency Ratio as, of Year-End 2018 is equal to ASB's non-interest expense divided by the sum of net interest income and non-interest income at the end of 2018.

Customers, employees and shareholders all benefit when the above goals are met. Achievement of these goals makes HEI, the utility and the bank stronger financially, enabling HEI to raise capital at favorable rates for reinvestment in the operating companies and supporting dividends to shareholders. From a historical perspective, long-term incentive payouts are not easy to achieve, nor are they guaranteed. HEI and its utility and bank subsidiaries face significant external challenges in the 2016-18 period. Extraordinary leadership on the part of the named executive officers will be needed to achieve the long-term objectives required for them to earn the incentive payouts.

   COMPENSATION DISCUSSION AND ANALYSIS

2014-16 target long-term incentive opportunity

In February 2014, the Committee established the following 2014-16 target incentive opportunities as a percentage of named executive officer base salary. The target opportunities were converted into a potential number of shares based on the fair market value of HEI Common Stock on the date the award opportunities were established.

Name[1]	2014-16 Target Opportunity (as % of Base Salary)	2014-16 Target Opportunity (in shares)

Constance H. Lau	160%	51,767
James A. Ajello	80%	17,267
Alan M. Oshima[2]	55%	7,227
Richard F. Wacker	80%	19,182

1
Mr. Hazelton became Senior Vice President, Finance on October 24, 2016, which was near the end of the performance period, and thus he did not receive compensation under the 2014-16 LTIP.

2
Mr. Oshima was promoted to Hawaiian Electric President and CEO in October 2014. His 2014-16 LTIP award opportunity shown above was established in February 2014 when he was an HEI employee.

2014-16 performance metrics, goals, results & payouts

The Committee established the 2014-16 performance metrics and goals below in February 2014. The Committee selected the metrics for their correlation with long-term shareholder value and alignment with the multi-year strategic plans of HEI and its utility and bank subsidiaries. The chart below identifies the 2014-16 LTIP metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2014-16 and the corresponding payout as a percentage of target.

The previously reported restatements of HEI's and Hawaiian Electric's financial statements (see page iii in HEI's 2016 Proxy Statement), including the subsequent cash flow statements and related corrections, did not impact HEI's and Hawaiian Electric's balance sheets or income statements. Since HEI's and Hawaiian Electric's metrics and goals do not involve or reflect results relating to the cash flow statements, the restatements and corrections did not impact compensation matters in any way. The material weakness that gave rise to the restatements has been remediated.

The results shown below incorporate the Committee's decision to exclude the impact of the unusual events that affected HEI, Hawaiian Electric and ASB during the 2014-16 period. These adjustments are described below under "Adjustments for unusual events — 2014-16 LTIP."

   COMPENSATION DISCUSSION AND ANALYSIS

2014-16 Long-Term Incentive Performance Metrics & Why We Use Them		Goals
						% of Target Achieved
	Weighting	Threshold	Target	Maximum	Result

Lau, Ajello and Oshima*
HEI Relative TSR[1] compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	50%	30th percentile	60th percentile	90th percentile	35th percentile
						85%
Weighted Composite of Utility (2/3) and ASB (1/3) 3-year ROACE[2] measures profitability based on net income returned as a % of average common equity.	50%	8.0%	8.9%	9.8%	9.0%
Wacker
ASB Relative ROA[3] compares how efficiently ASB deploys its assets compared to its performance peers (Bank Performance Peers).	40%	40th percentile	57.5th percentile	75th percentile	35th percentile
ASB 3-year Average Net Income[4] focuses on fundamental earnings growth, which correlates to shareholder value.	40%	$50M	$54M	$58M	$56M	71%
HEI Relative TSR[1]	20%	30th percentile	60th percentile	90th percentile	35th percentile

*
Mr. Oshima, Hawaiian Electric President and CEO, was an HEI employee in 2014 when the 2014-16 LTIP award opportunity was established. Accordingly, HEI's metrics and goals for the 2014-16 LTIP applied to Mr. Oshima.

1
HEI Relative TSR compares HEI's TSR to that of the companies in the EEI Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock based on the December month-average share price at the beginning of the performance period to the December month-average share price at the end of the performance period, plus dividends during the period, assuming reinvestment, divided by the beginning December month-average share price.

2
Weighted Composite of Utility and ASB 3-year ROACE is calculated as average non-GAAP adjusted net income divided by average common equity for the period, for Hawaiian Electric and ASB, respectively. For purposes of this metric, Hawaiian Electric is weighted two-thirds (2/3) and ASB is weighted one-third (1/3). Non-GAAP adjusted net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2014 through 2016 described below under "Adjustments for unusual events — 2014-16 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

3
ASB Relative ROA represents how ASB's ROA compared to the ROA of the Bank Performance Peers during the performance period. The result is obtained by (i) comparing ASB's ROA to the ROA of the Bank Performance Peers for each year in the period, resulting in a percentile ranking and (ii) taking the average of ASB's ranking for the three years. ROA is ASB's non-GAAP adjusted net income divided by average total assets for the year. Average total assets is determined by averaging the daily total assets for each day of the year. Non-GAAP adjusted net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2014 through 2016 described below under "Adjustments for unusual events — 2014-16 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

4
ASB 3-year Average Net Income is the average of ASB's adjusted net income for 2014 through 2016. Non-GAAP adjusted net income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2014 through 2016 described below under "Adjustments for unusual events — 2014-16 LTIP." For a reconciliation of the GAAP and non-GAAP results, see "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments" attached as Exhibit B.

   COMPENSATION DISCUSSION AND ANALYSIS

The following chart shows how % of Target Achieved from the chart above is converted into a number of shares earned (plus dividend equivalents on earned shares) for each named executive officer. The payouts are also shown in the "2016 Option Exercises and Stock Vested" table on page 57.

					2014-16 Incentive Payout[3]
Name[1]	Target Opportunity (in shares)		Total Achieved as a % of Target (%)		(shares)	(dividend equivalents paid as a share number)

Constance H. Lau	51,767	×	85%	=	43,858	5,965
James A. Ajello	17,267	×	85%	=	14,629	1,990
Alan M. Oshima[2]	7,227	×	85%	=	6,123	833
Richard F. Wacker	19,182	×	71%	=	13,632	1,854

1
Mr. Hazelton became Senior Vice President, Finance on October 24, 2016, which was near the end of the performance period, and thus he did not receive compensation under the 2014-16 LTIP.

2
Mr. Oshima was promoted to Hawaiian Electric President and CEO in October 2014. His 2014-16 LTIP award opportunity was established in February 2014 when he was an HEI employee.

3
Figures in chart may not calculate to the number of shares shown in 2014-16 Incentive Payout column due to rounding of the Total Achieved as a % of Target, which was rounded for ease of presentation.

Adjustments for unusual events — 2014-16 LTIP

The Committee considers adjustments to performance results with caution and only in circumstances that are unforeseen and/or unique or extraordinary. The Committee recognizes that the two operating subsidiaries are heavily regulated and external forces can impact incentive plans significantly. The Committee is mindful of only considering adjustments that are warranted and will also serve the long-term interests of shareholders.

ASB. In determining ASB's 2014, 2015 and 2016 net income and ROA performance and the ASB portion of the Weighted Composite of Utility (2/3) and ASB (1/3) 3-year ROACE ("Weighted Composite ROACE") for purposes of the 2014-16 LTIP, the Committee considered the effect of ASB's initiative to eliminate risk associated with the pension liability and volatility of pension expense for its frozen pension plan through a process called "defeasement," which matches asset and liability movements. Because the Company calculates net periodic pension cost using a market-related value of plan assets, the favorable accounting impact of the defeasement is diminished. This had a (positive) negative impact on ASB's net income of ($0.1 million), $2.7 million and $1.8 million for 2014, 2015 and 2016, respectively. The Committee deemed it appropriate to exclude these amounts for purposes of determining ASB's net income for the 2014-16 LTIP because the Company's consolidated asset valuation method diminished the positive accounting impacts of the defeasement. Over time the defeasement is expected to benefit shareholder value by reducing ASB's need to provide additional funds to satisfy its pension obligations.

Hawaiian Electric. In determining the utility portion of the Weighted Composite ROACE for purposes of the 2014-16 LTIP, the Committee considered the effect of certain events impacting the utility in 2014, 2015 and 2016. The adjustments described on pages 42-43 of HEI's 2016 Proxy Statement with respect to Hawaiian Electric's 2014 and 2015 results for purposes of the 2013-15 LTIP were applied in calculating the 2014-16 LTIP Weighted Composite ROACE, as the events leading to those adjustments were not contemplated at the time the 2014-16 LTIP goals were established and were unrelated to Hawaiian Electric management's decisions and actions. In addition, $0.5 million in merger integration expenses incurred by Hawaiian Electric in 2015 and $2.2 million of merger-related expenses after-tax incurred by Hawaiian Electric in 2016, including costs related to Hawaiian Electric's terminated LNG contract, which was conditioned on PUC approval of the merger, were also excluded for purposes of the 2014-16 LTIP Weighted Composite ROACE calculation. The Committee deemed the exclusion of these expenses to be appropriate in light of the termination of the merger agreement and the associated cessation of LNG efforts.

See "Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments," attached as Exhibit B.

   COMPENSATION DISCUSSION AND ANALYSIS

Restricted stock units

HEI named executive officers are eligible to receive annual equity-based grants in the form of RSUs that vest over a four-year period. RSUs offer executives the opportunity to receive shares of HEI Common Stock when the restrictions lapse, generally subject to continued employment with the Company through such lapse of restrictions.

The value of the annual RSU grant is a percentage of the executive's base salary as shown on page 36. These awards are designed to focus executives on creating long-term value for the Company's stakeholders. Since they take four years to fully vest, the RSUs also promote retention. The RSUs vest and convert to shares of HEI Common Stock in four equal annual installments beginning one year from the date of grant (plus compounded dividend equivalent shares on the installment that vested in such year).

In connection with Mr. Hazelton's recruitment to become HEI's Senior Vice President, Finance, he was awarded RSUs to replace unvested NW Natural RSUs that he forfeited when he left NW Natural to rejoin HEI. In replacement, he was awarded two grants of HEI RSUs on October 24, 2016, the date he rejoined HEI, one vesting in three installments and one vesting in four installments; the vesting periods were structured in accordance with the vesting periods that had applied to his unvested NW Natural RSUs.

The 2016 RSU grants are set forth in the "2016 Grants of Plan-Based Awards" table on page 55.

Benefits

Retirement and savings plans

HEI, Hawaiian Electric and ASB provide retirement benefits to the named executive officers to promote financial security in recognition of years of service and to attract and retain high-quality leaders.

HEI and Hawaiian Electric employees (including each named executive officer employed by HEI or Hawaiian Electric), but not ASB employees, are eligible to participate in the HEI Retirement Plan, which is a tax-qualified defined benefit pension plan, and to save for retirement on a tax-deferred basis through HEI's Retirement Savings Plan, a tax-qualified defined contribution 401(k) plan, which does not provide matching contributions for participants who joined the Company before May 1, 2011. In 2011, HEI amended the HEI Retirement Plan and HEI Retirement Savings Plan to create a new benefit structure for employees hired on or after May 1, 2011. Employees covered by the new benefit structure receive a reduced pension benefit under the HEI Retirement Plan, but are eligible for limited matching contributions under the HEI Retirement Savings Plan. These changes were intended to lower the cost of pension benefits over the long term. Messrs. Hazelton and Oshima each joined the Company after May 1, 2011 and are eligible to receive matching contributions under the amended HEI Retirement Savings Plan. Ms. Lau and Mr. Ajello were not eligible for and did not receive matching contributions under that plan, since they joined the Company prior to May 1, 2011.

Additional retirement benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits are provided to named executive officers and other executives employed by HEI and Hawaiian Electric through the nonqualified HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans and on the amount of annual benefits that can be paid from qualified retirement plans. This allows those participating in the HEI Excess Pay Plan a total retirement benefit at the same general percentage of final average pay afforded to other employees under the HEI Retirement Plan.

ASB's employees, including its president and CEO (who is a named executive officer), may participate in the ASB 401(k) Plan, a tax-qualified defined contribution 401(k) plan. After an employee has completed one year of service, ASB matches the employee's contributions on a dollar-for-dollar basis up to 4% of eligible compensation deferred. In 2016, eligible compensation was capped at $265,000. ASB also provides discretionary, nonelective profit sharing

   COMPENSATION DISCUSSION AND ANALYSIS

contributions to the accounts of employees who are employed on the last day of the plan year or terminate employment during the plan year because of retirement, death or disability. Mr. Wacker received matching contributions and a profit sharing contribution under the plan in 2016, in each case limited to the amount permitted based on eligible compensation.

Retirement benefits are discussed in further detail in the "2016 Pension Benefits" table and related notes on pages 58-59.

Deferred compensation plans

HEI provides named executive officers and other executives the opportunity to participate in plans that allow them to defer compensation and the resulting tax liability.

Executives of HEI and Hawaiian Electric and directors of HEI, Hawaiian Electric and ASB may participate in the HEI Deferred Compensation Plan, a nonqualified deferred compensation plan implemented in 2011 that allows deferral of portions of the participants' cash compensation, with certain limitations, and provides investment opportunities that are substantially similar to those available under HEI's Retirement Savings Plan. There are no matching or other employer contributions under this plan. Messrs. Ajello and Oshima deferred compensation in the HEI Deferred Compensation Plan in 2016. HEI and Hawaiian Electric executives were also eligible to defer payment of annual and long-term incentive awards and the resulting tax liability under a prior nonqualified deferred compensation plan, although no named executive officer deferred compensation in that plan in 2016.

The American Savings Bank Select Deferred Compensation Plan (ASB Deferred Compensation Plan) is a nonqualified deferred compensation plan that allows senior members of ASB management to defer up to 100% of current salary, annual bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit sharing contributions. These matching and profit sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the Select Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. Ms. Lau participated in the ASB Select Deferred Compensation Plan during her employment with ASB. Mr. Wacker did not elect to defer compensation under such plan in 2016, but did receive a profit sharing contribution to his account under the plan for the amount that could not be contributed to his 401(k) Plan account due to Internal Revenue Code limits on eligible compensation. Such profit sharing contribution is included in the "All Other Compensation" column of the "2016 Summary Compensation Table" on page 52.

Deferred compensation benefits are discussed in further detail in the "2016 Nonqualified Deferred Compensation" table and related notes on page 60.

Executive Death Benefit Plan (frozen since 2009)

In September 2009, HEI froze the Executive Death Benefit Plan of HEI and Participating Subsidiaries, which provides death benefits to an executive's beneficiaries following the executive's death while employed or after retirement. As part of the freeze, HEI closed the plan to new participants and ceased all benefit accruals for current participants (i.e., there will be no increase in death benefits due to salary increases after September 9, 2009). Under contracts with plan participants in effect before September 9, 2009, the death benefits were grossed up for tax purposes. This treatment was considered appropriate because the executive death benefit is a form of life insurance and traditionally life insurance proceeds have been excluded from income for federal tax purposes. Ms. Lau and Mr. Ajello are covered under the Executive Death Benefit Plan. Messrs. Hazelton and Oshima are not covered under the plan because they joined HEI after the plan was frozen. Mr. Wacker also joined ASB after the plan was frozen, and ASB was not a participating employer in the plan in any event. Death benefits are discussed in further detail in the "2016 Pension Benefits" table and related notes on pages 58-59.

   COMPENSATION DISCUSSION AND ANALYSIS

Double-trigger change-in-control agreements

The Committee and Board consider change-in-control agreements to be an appropriate tool to recruit executives as an expected part of their compensation package, to encourage the continued attention of key executives to the performance of their duties without distraction in the event of a potential change in control and to assist in retaining key executives. Change-in-control agreements can protect against executive flight during a transaction when key executives might, in the absence of the agreement, leave the Company and accept employment elsewhere. As of December 31, 2016, Ms. Lau and Messrs. Ajello and Wacker each had a change-in-control agreement.

All of the change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives' employment following a change in control. In determining the amount an executive is eligible to receive in such an event, the Committee takes into account the executive's expected role in a potential transaction, value to the organization and internal equity. The agreements approved by the Committee provide for a cash lump sum payment of three times base salary plus annual incentive for Ms. Lau and two times base salary plus annual incentive for Messrs. Ajello and Wacker. The annual incentive pay used in calculating the severance payment is the greater of the current annual incentive target or the largest actual annual incentive payout during the preceding three fiscal years. Aggregate payments under these agreements are limited to the maximum amount deductible under Section 280G of the Internal Revenue Code and there are no tax gross ups with respect to payments under these agreements. Payment of the severance benefits is conditioned on the Company receiving a release of claims by the executive.

The change-in-control agreements have initial terms of two years and automatically renew for an additional year on each anniversary unless 90 days' notice of nonrenewal is provided by either party, so that the protected period is at least one year upon nonrenewal. The agreements remain in effect for two years following a change in control. The agreements define a change in control as a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of the Board following consummation of a merger, tender offer or similar transaction. The agreement for Mr. Wacker also defines a change in control as a change in ownership of ASB. Change-in-control benefits are discussed in further detail in the "Potential Payments Upon Termination or Change in Control" section and related notes on pages 61-62.

Minimal perquisites

HEI provides minimal other compensation to the named executive officers in the form of perquisites because such items are commonly provided to business executives in Hawaii, such as club memberships primarily for the purpose of business entertainment, or are necessary to recruit executives, such as relocation expenses or extra weeks of vacation. In 2016, each named executive officer other than Mr. Hazelton had a Company-paid club membership for the primary purpose of business entertainment expected of executives in their positions. Mr. Ajello and Mr. Hazelton received four weeks of vacation in 2016, which was more than other employees with similar length of service typically receive. Mr. Oshima received three weeks of vacation in 2016, which was more than other employees with similar length of service typically receive. Mr. Wacker received 28 days of paid time off in 2016, which is more than ASB employees with similar length of service below the senior vice president level receive.

No new tax gross ups

HEI has eliminated nearly all tax gross ups. There are no tax gross ups on club membership initiation fees or membership dues, or in the change-in-control agreements for the named executive officers who have such agreements. As discussed under "Executive Death Benefit Plan," tax gross ups of death benefits only apply to executives who participated in the Executive Death Benefit Plan before it was frozen in 2009.

   COMPENSATION DISCUSSION AND ANALYSIS

Additional policies and information

Our programs are designed to guard against excessive risk

HEI's compensation policies and practices are designed to encourage executives to build value for all stakeholders, including shareholders, customers and employees, and to discourage decisions that introduce inappropriate risks.

HEI's Enterprise Risk Management (ERM) function is principally responsible for identifying and monitoring risk at the holding company and its subsidiaries, and for reporting on high risk areas to the Board and designated Board committees. As a result, all HEI directors, including those who serve on the Committee, are apprised of risks that could have a material adverse effect on HEI.

Risk assessment.    On an annual basis, the Committee and its independent compensation consultant review a risk assessment of compensation programs in place at HEI and its subsidiaries, which is updated annually by the Company's ERM function. Based on its review of the risk assessment of compensation programs in place in 2016 and consultation with FW Cook, the Committee believes that the Company's compensation plans do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.

Risk mitigation features of our programs.    Our compensation programs incorporate the following features to promote prudent decision-making and guard against excessive risk:

•
Financial performance objectives for the annual incentive program are linked to Board-approved budget guidelines, and nonfinancial measures (such as customer satisfaction, reliability and safety) are aligned with the interests of all HEI stakeholders.

•
An executive compensation recovery policy ("clawback policy") permits recoupment of performance-based compensation paid to executives found personally responsible for fraud, gross negligence or intentional misconduct that causes a significant restatement of HEI's financial statements.

•
Annual and long-term incentive awards are capped at maximum performance levels.

•
Financial opportunities under long-term incentives are greater than those under annual incentives, emphasizing the importance of long-term outcomes.

•
Share ownership and retention guidelines, requiring named executive officers to hold significant amounts of HEI stock, promote a shared interest in HEI's long-term performance.

•
In typical circumstances long-term incentive payouts have been 100% equity-based, so executives share in the same upside potential and downside risk as all shareholders. In light of the then-pending merger with NextEra Energy, however, the Committee decided to provide for the 2015-17 and 2016-18 LTIPs to be settled in cash in lieu of equity. The Committee determined that the Company's stock price might be affected at least in part by merger considerations unrelated to the Company's true operating performance and that, as a result, the compensatory goals of the LTIPs would be better served by a cash settlement. Since the merger did not occur and the merger agreement between HEI and NextEra Energy was terminated in July 2016, the Committee determined that the 2017-19 LTIP would be settled 100% in equity.

•
Annual grants of RSUs and long-term incentives vest over a period of years to encourage sustained performance and executive retention.

•
Performance-based plans use a variety of financial metrics (e.g., net income, ROACE) and nonfinancial performance metrics that correlate with long-term creation of shareholder value and are impacted by management decisions.

•
The Committee and Board continuously monitor risks faced by the enterprise, including through management presentations at quarterly meetings and through periodic written reports from management.

   COMPENSATION DISCUSSION AND ANALYSIS

Share ownership and retention are required throughout employment with the Company

HEI named executive officers are required to own and retain HEI stock throughout employment with the Company. Each officer subject to the requirements has until January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (compliance date) to reach the following ownership levels:

Position	Value of Stock to be Owned

HEI President & CEO	5x base salary
Other Named Executive Officers	2x base salary

The compliance dates were January 1, 2015 for Ms. Lau, and January 1, 2016 for Mr. Ajello and Mr. Wacker, and are January 1, 2020 for Mr. Oshima and January 1, 2022 for Mr. Hazelton. Ms. Lau, Mr. Ajello and Mr. Wacker exceeded the specified level of stock ownership for their positions by the time of their respective compliance dates.

Until reaching the applicable stock ownership target, officers subject to the requirements must retain all shares received in payout under the LTIP and 20% of shares received through the vesting of restricted stock or RSUs. The Committee has the authority to approve hardship exceptions to these retention requirements.

Hedging and pledging are prohibited

The Company's Insider Trading Policy, among other prohibitions, prohibits all directors, officers and employees of HEI and its subsidiaries (as well as the spouses, minor children, adult family members sharing the same household and any other person for whom the director, officer or employee exercises substantial control over such person's securities trading decisions) from trading in options, warrants, puts, calls or similar instruments on Company securities, making short sales in Company securities, holding Company securities in margin accounts or pledging Company securities.

Clawback policy applies to performance-based pay

HEI has a formal executive compensation clawback policy that applies to any performance-based compensation awarded to an executive officer. Under that policy, in the event the financial statements of HEI or any of its subsidiaries are significantly restated, the Committee and Board will review the circumstances that caused the need for the restatement and determine whether fraud, gross negligence or intentional misconduct were involved. If so, the Board may direct the Company to recover all or a portion of any performance-based award from the executive officer(s) found personally responsible. The SEC has issued proposed rules concerning clawback policies pursuant to the Dodd-Frank Act. HEI will amend its clawback policy to ensure it is consistent with the final rules as and when required.

The Committee considers tax and accounting impacts on compensation

In designing compensation programs, the Committee considers tax and accounting implications of its decisions, along with other factors described in this Proxy Statement.

Tax matters.    A key tax consideration is the potential impact of Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows a publicly traded company a federal income tax deduction for compensation over $1 million paid to the CEO or any of the next three most highly compensated executive

   COMPENSATION DISCUSSION AND ANALYSIS

officers (other than the CFO), unless the amount above $1 million meets the requirements to be deemed performance-based compensation. It is the Company's policy to maximize the effectiveness of its compensation programs while also taking into consideration the requirements of Section 162(m). Accordingly, the Company intends to maintain the flexibility to implement executive compensation programs that it deems to be in the best interests of the Company and its shareholders, and it reserves the authority to award nondeductible compensation as it deems appropriate. Another tax consideration factored into the design of the Company's compensation programs is compliance with the requirements of Section 409A of the Internal Revenue Code, for which noncompliance can result in additional taxes on participants in deferred compensation arrangements.

Accounting matters.    In establishing performance goals for equity compensation, the Committee considers the impact of accounting rules, including in terms of how discretion may be used. Accounting rules also prescribe the way in which compensation is expensed. For example, under GAAP, compensation is generally expensed when earned. Financial Accounting Standards Board Accounting Standards Codification Topic 718 generally requires that equity compensation awards be accounted for based on their grant date fair value and vesting periods. The Committee may determine that there should not be any incentive payout that would result solely from a new way of accounting for a financial measure or vice versa.

   COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE REPORT

The Compensation Committee, which is composed solely of independent directors, has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into HEI's Annual Report on Form 10-K for the year ended December 31, 2016.

Compensation Committee
Thomas B. Fargo, Chairperson
Peggy Y. Fowler
Jeffrey N. Watanabe

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of the three independent directors listed above under "Compensation Committee Report." No member of the Compensation Committee during 2016 was an employee or former employee of HEI. During 2016, no member of the Compensation Committee had a relationship that must be described under SEC rules regarding disclosure of related person transactions. In 2016, none of HEI's executive officers served on the compensation committee (or its equivalent) or board of directors of another entity, excluding tax-exempt organizations, where an executive officer of such an entity served on HEI's Compensation Committee or Board of Directors.

   EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table shows total compensation for 2014-16 for named executive officers other than Mr. Hazelton and for 2016 for Mr. Hazelton (who was not a named executive officer in 2014 or 2015).

•
Cash compensation earned for the applicable year is reported in the "Salary," "Nonequity Incentive Plan Compensation" and "All Other Compensation" columns. For Mr. Hazelton, additional cash compensation is shown in the "Bonus" column, which represents the replacement of amounts he would have earned at NW Natural had he not rejoined HEI in October 2016. The Committee deemed payment of these amounts to be appropriate to recruit Mr. Hazelton, a talented former HEI executive with experience well-suited to HEI's needs.

•
For 2014, the "Stock Awards" column is comprised of: (i) the opportunity to earn shares of HEI Common Stock in the future under the 2014-16 LTIP if performance metrics are achieved and (ii) RSUs that vest over time and may be forfeited in whole or in part if the executive leaves before the vesting period ends. For 2015 and 2016, the "Stock Awards" column reflects only RSUs since the 2015-17 and 2016-18 LTIPs were denominated in cash rather than in stock; this was due to the merger that was pending when the applicable award opportunities were established. In accordance with SEC rules, the 2015-17 and 2016-18 LTIP cash payouts, if any, will be reported in proxy statements in 2018 and 2019, respectively.

•
The "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column sets forth the change in value of pension and executive death benefits, which can fluctuate significantly from year-to-year based on changes in discount rates and other actuarial assumptions and does not necessarily reflect the benefit to be received by the executive. "Total Without Change in Pension Value" shows total compensation as determined under SEC rules minus the change in pension value and executive death benefits.

2016 SUMMARY COMPENSATION TABLE

Name and 2016 Principal Positions	Year	Salary ($)[1]	Bonus ($)[2]	Stock Awards ($)[3]	Nonequity Incentive Plan Compensation ($)[4]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[5]	All Other Compensation ($)[6]	Total Without Change in Pension Value ($)[7]	Total ($)

Constance H. Lau	2016	864,700	—	648,531	1,182,753	364,325	—	2,695,984	3,060,309
HEI President & CEO	2015	839,450	—	629,588	1,246,773	—	—	2,715,811	2,715,811
ASB Chair	2014	815,000	—	1,857,292	984,442	1,967,642	—	3,656,734	5,624,376
Hawaiian Electric Chair

James A. Ajello	2016	576,800	—	288,386	473,375	252,377	16,092	1,354,653	1,607,030
HEI Executive Vice	2015	560,000	—	280,008	499,037	106,029	15,224	1,354,269	1,460,298
President & CFO	2014	543,700	—	687,467	394,044	383,945	15,679	1,640,890	2,024,835

Gregory C. Hazelton*	2016	84,836	256,670	508,320	70,169	16,711	115,210	1,035,205	1,051,916
HEI Senior Vice
President, Finance

Alan M. Oshima**	2016	583,500	—	379,282	445,939	153,231	21,296	1,430,017	1,583,248
Hawaiian Electric	2015	566,500	—	283,247	427,168	111,620	23,632	1,300,547	1,412,167
President & CEO	2014	406,593	—	322,900	259,601	97,342	19,608	1,008,702	1,106,044

Richard F. Wacker	2016	640,800	—	128,151	693,012	—	47,281	1,509,244	1,509,244
ASB President & CEO	2015	622,100	—	124,433	627,503	—	48,634	1,422,670	1,422,670
	2014	604,000	—	595,413	581,821	—	48,639	1,829,873	1,829,873

*
Mr. Hazelton joined HEI as Senior Vice President, Finance on October 24, 2016.

**
Mr. Oshima's compensation for 2014 represents his service as an HEI executive (January 1 - May 18, 2014), as a senior Hawaiian Electric executive officer on loan from HEI (May 19 - September 30, 2014) and as Hawaiian Electric President & CEO beginning October 1, 2014.

   EXECUTIVE COMPENSATION

1
Salary.  This column represents cash base salary received for the year. Mr. Hazelton's annualized 2016 salary of $450,000 was pro-rated based on the number of days he worked for HEI in 2016.

2
Bonus.  This column represents non-salary cash payments that are not awarded under a nonequity incentive plan. In recruiting Mr. Hazelton to return to HEI, the Committee deemed it appropriate to provide replacement compensation for cash amounts Mr. Hazelton had to forfeit upon leaving NW Natural to rejoin HEI. The amount shown replaced annual incentive pay for 2016 and long-term incentive pay for 2015-17 and 2016-18 that Mr. Hazelton lost when leaving NW Natural.

3
Stock Awards.  These amounts represent the aggregate grant date fair value of stock awards granted in the years shown computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). For 2014, these amounts are comprised of: (i) the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the 2014-16 LTIP if pre-established performance goals are achieved and (ii) RSUs vesting in installments over a four-year period. For 2015 and 2016, these amounts are comprised of RSUs granted in the year shown and vesting in installments over a four-year period (except in the case of Mr. Hazelton's 2016 RSUs, for which the vesting is described in footnote 2 on page 55). Since the 2015-17 and 2016-18 LTIPs are denominated in cash rather than in stock, in accordance with SEC rules the cash payout (if any) will be reported in the "Nonequity Incentive Plan Compensation" column in the 2018 and 2019 Summary Compensation Table, respectively.

For a discussion of the assumptions underlying the amounts set out for the RSUs, see Note 11 to the Consolidated Financial Statements in HEI's 2016 Form 10-K.

4
Nonequity Incentive Plan Compensation.  These amounts represent cash payouts to named executive officers under the annual incentive plan, the EICP, earned for the years shown. Mr. Hazelton's 2016 EICP payout represents a pro-rata amount for the number of days he worked for HEI in 2016.

5
Change in Pension Value and Nonqualified Deferred Compensation Earnings.  These amounts represent the change in present value of the accrued pension and executive death benefits from beginning of year to end of year for 2014, 2015 and 2016. These amounts are not current payments; pension and executive death benefits are only paid after retirement or death, as applicable. The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates. The 2016 present value of pensions (and, for Ms. Lau and Mr. Ajello, executive death benefits) increased from 2015 due to a lower discount rate and lower expected rates of improvement in the mortality tables based on Scale MP-2016 published by the Society of Actuaries. In 2015, the present value of Ms. Lau's pension and executive death benefit declined by $666,228. In accordance with SEC rules, this negative change in value is shown as no change in the chart above. For a further discussion of the applicable plans, see the 2016 Pension Benefits table and related notes below. No named executive officer had above-market or preferential earnings on nonqualified deferred compensation for the periods covered in the table above.

6
All Other Compensation.  The following table summarizes the components of "All Other Compensation" with respect to 2016:

Name	Contributions to Defined Contribution Plans ($)[a]	Other ($)[b]	Total All Other Compensation ($)

Constance H. Lau*	—	—	—
James A. Ajello	—	16,092	16,092
Gregory C. Hazelton	—	115,210	115,210
Alan M. Oshima	7,950	13,346	21,296
Richard F. Wacker	18,656	28,625	47,281

  a
  Mr. Wacker received matching contributions to his account in the ASB 401(k) Plan up to the amount permitted based on eligible compensation ($265,000 in 2016) and the portion of his 2016 profit sharing contribution based on eligible compensation. Mr. Oshima received matching contributions to his account in the HEI Retirement Savings Plan up to the amount permitted based on eligible compensation ($265,000 in 2016).

  b
  Messrs. Ajello and Oshima each received club membership dues and had one more week of vacation than employees with similar length of service would usually receive. Mr. Hazelton had two more weeks of vacation than employees with similar length of service would usually receive. Mr. Hazelton also received relocation expense reimbursement for his 2016 return to Hawaii and replacement of NW Natural 401(k) matching funds that he forfeited upon leaving NW Natural to return to HEI. In addition, HEI provided funds to repay $80,625 that NW Natural had paid for Mr. Hazelton's costs when he moved to Oregon in 2015 to join NW Natural. Mr. Wacker received club membership dues, four more days of paid time off than non-executive employees with similar length of service would usually receive, and a profit sharing contribution to his account under the ASB Select Deferred Compensation Plan in the amount of his profit sharing contribution that could not be included in his ASB 401(k) Plan account due to limits on eligible compensation.

  *
  The total value of perquisites and other personal benefits for Ms. Lau was less than $10,000 for 2016 and is therefore not included in the table above.

   EXECUTIVE COMPENSATION

7
Total Without Change in Pension Value.  Total Without Change in Pension Value represents total compensation as determined under SEC rules, minus the change in pension value and executive death benefits amount reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. We include this column because the magnitude of the change in pension value and death benefits in a given year is largely determined by actuarial assumptions, such as discount rates and mortality assumptions set by the Society of Actuaries, and does not reflect decisions made by the Committee for that year or the actual benefit necessarily to be received by the recipient. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column and are not a substitute for the Total column.

Additional narrative disclosure about salary, bonus, stock awards, nonequity incentive plan compensation, pension benefits and nonqualified deferred compensation earnings and all other compensation can be found in the Compensation Discussion and Analysis above.

   EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

The table below shows cash performance award opportunities under the 2016 EICP, cash performance award opportunities granted under the LTIP for performance over the 2016-18 period and payable in 2019 and RSUs granted in 2016 and vesting in installments over four years (except in the case of Mr. Hazelton's 2016 RSUs, for which the vesting is described in note 2 below).

2016 GRANTS OF PLAN-BASED AWARDS

								All Other Stock Awards: Number of Shares of Stock or Units (#)[2]
		Estimated Future Payouts Under Nonequity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards
									Grant Date Fair Value of Stock Awards ($)[3]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Constance H.	2/5/16 EICP	432,350	864,700	1,729,400	—	—	—	—	—
Lau	2/5/16 LTIP	691,760	1,383,520	2,767,040	—	—	—	—	—
	2/5/16 RSU	—	—	—	—	—	—	21,690	648,531

James A.	2/5/16 EICP	173,040	346,080	692,160	—	—	—	—	—
Ajello	2/5/16 LTIP	230,720	461,440	922,880	—	—	—	—	—
	2/5/16 RSU	—	—	—	—	—	—	9,645	288,386

Gregory C.	10/24/16 EICP	25,515	51,030	102,060	—	—	—	—	—
Hazelton	10/24/16 LTIP	131,220	262,440	524,880	—	—	—	—	—
	10/24/16 RSU	—	—	—	—	—	—	17,650	508,320

Alan M.	2/5/16 EICP	218,813	437,625	875,250	—	—	—	—	—
Oshima	2/5/16 LTIP	277,163	554,325	1,108,650	—	—	—	—	—
	2/5/16 RSU	—	—	—	—	—	—	12,685	379,282

Richard F.	2/5/16 EICP	256,320	512,640	1,025,280	—	—	—	—	—
Wacker	2/5/16 LTIP	256,320	512,640	1,025,280	—	—	—	—	—
	2/5/16 RSU	—	—	—	—	—	—	4,286	128,151

EICP Executive Incentive Compensation Plan (annual incentive)

LTIP Long-Term Incentive Plan (2016-18 period)

RSU Restricted stock units

1
Estimated Future Payouts Under Nonequity Incentive Plan Awards.  Shows possible cash payouts under the 2016 EICP and the 2016-18 LTIP based on meeting performance goals set in February 2016 at threshold, target and maximum levels. Actual payouts for the 2016 EICP are reported in the 2016 Summary Compensation Table above. Actual payouts for the 2016-18 LTIP will be reported in the 2019 Summary Compensation Table. Since Mr. Hazelton joined HEI as Senior Vice President, Finance in October 2016, the amounts reported for Mr. Hazelton are pro-rated based on his days of service for HEI in 2016.

2
All Other Stock Awards: Number of Shares of Stock or Units.  Represents number of RSUs awarded in 2016 that will vest and be issued as unrestricted stock in four equal annual installments on the grant date anniversary (except in the case of Mr. Hazelton's 2016 RSUs, for which the vesting is described below). Unvested awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata vesting up to the date of termination. Receipt of RSU awards is generally subject to continued employment and expiration of the applicable vesting period. Dividend equivalent shares, not included in the chart, compound over the period at the actual dividend rate and are paid in HEI stock on RSUs vesting in a given year.

Mr. Hazelton's 2016 stock award represents RSUs he received to replace unvested NW Natural RSUs that he forfeited when he left NW Natural to rejoin HEI. In replacement, he was awarded two grants of HEI RSUs on October 24, 2016, the date he rejoined HEI, one (covering 14,012 shares) vesting in three installments and one (covering 3,638 shares) vesting in four installments; the vesting periods were structured in accordance with the vesting periods that had applied to his unvested NW Natural RSUs. The value of the replacement RSUs was $508,320 as of October 24, 2016.

3
Grant Date Fair Value of Stock Awards.  Grant date fair value for RSUs is based on the closing price of HEI Common Stock on the NYSE on the date of the grant of the award.

   EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2016 Fiscal Year-End

		Stock Awards
				Equity Incentive Plan Awards
		Shares or Units of Stock That Have Not Vested[1]		Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Grant Year	Number (#)	Market Value ($)[2]

Constance H. Lau	2013	5,682	187,904	—	—
	2014	12,132	401,205	—	—
	2015	13,995	462,815	—	—
	2016	21,690	717,288	—	—
	Total	53,499	1,769,212	—	—

James A. Ajello	2013	2,453	81,121	—	—
	2014	5,396	178,446	—	—
	2015	6,224	205,828	—	—
	2016	9,645	318,960	—	—
	Total	23,718	784,355	—	—

Gregory C. Hazelton	2016	17,650	583,686	—	—
	Total	17,650	583,686	—	—

Alan M. Oshima	2013	1,356	44,843	—	—
	2014	2,957	97,788	—	—
	2015	6,296	208,209	—	—
	2016	12,685	419,493	—	—
	Total	23,294	770,333	—	—

Richard F. Wacker	2013	1,100	36,377	—	—
	2014	2,398	79,302	—	—
	2015	2,766	91,472	—	—
	2016	4,286	141,738	—	—
	Total	10,550	348,889	—	—

1
Shares or Units of Stock That Have Not Vested.  The remaining installments of the 2013 RSUs vested on February 4, 2017. Of the remaining installments of the 2014 RSUs, one installment vested on February 5, 2017 and the remainder will vest on February 5, 2018. Of the remaining installments of the 2015 RSUs, one installment vested on February 6, 2017 and the remainder will vest in equal annual installments on February 6, 2018 and 2019. For the 2016 RSUs for Ms. Lau, Mr. Ajello, Mr. Oshima and Mr. Wacker, one installment vested on February 5, 2017 and the remainder will vest in equal annual installments on February 5, 2018, 2019 and 2020. For Mr. Hazelton's HEI RSUs granted to replace the unvested portion of his NW Natural RSUs granted in 2015 (covering 14,012 shares), one installment vested on February 6, 2017, and the remainder will vest in equal annual installments on February 6, 2018 and 2019. For Mr. Hazelton's HEI RSUs granted to replace the unvested portion of his NW Natural RSUs granted in 2016 (covering 3,638 shares), one installment vested on February 5, 2017, and the remainder will vest in equal annual installments on February 5, 2018, 2019 and 2020.

2
Market Value.  Market value is based upon the closing per-share trading price of HEI Common Stock on the NYSE of $33.07 as of December 30, 2016.

   EXECUTIVE COMPENSATION

2016 Option Exercises and Stock Vested

	Stock Awards
Name*	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Constance H. Lau	25,073	[1]	723,355
	49,823	[2]	1,647,647	[3]

James A. Ajello	10,875	[1]	313,744
	16,619	[2]	549,590	[3]

Alan M. Oshima	5,361	[1]	154,665
	6,956	[2]	230,035	[3]

Richard F. Wacker	4,875	[1]	140,645
	15,486	[2]	512,122	[3]

*
Mr. Hazelton did not have any equity-based awards that vested in 2016.

1
Represents the number of shares acquired (and dividend equivalents paid in stock based on number of shares vested) upon the February 2016 vesting of installments of RSUs granted on February 3, 2012, February 4, 2013, February 5, 2014 and February 6, 2015. Value realized on vesting includes dividend equivalents.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting

Constance H. Lau	22,297	2,776	25,073
James A. Ajello	9,683	1,192	10,875
Alan M. Oshima	4,935	426	5,361
Richard F. Wacker	4,338	537	4,875

2
Represents the number of shares acquired (and dividend equivalents paid in stock on earned shares) upon vesting of performance share awards under the 2014-16 LTIP, which were payable in stock at the end of the performance period. Mr. Oshima was not a Hawaiian Electric executive officer when the 2014-16 LTIP opportunities were established, but participated in the 2014-16 cycle based on criteria established for him before becoming a Hawaiian Electric executive officer. The Compensation Committee certified the achievement of the applicable performance measures on January 31, 2017.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting

Constance H. Lau	43,858	5,965	49,823
James A. Ajello	14,629	1,990	16,619
Alan M. Oshima	6,123	833	6,956
Richard F. Wacker	13,632	1,854	15,486

3
Represents vested 2014-16 LTIP shares at 2016 year-end closing price of HEI Common Stock on the NYSE of $33.07 per share on December 30, 2016. Actual settlement of the performance share awards under the 2014-16 LTIP occurred on February 10, 2017 (after the January 31, 2017 certification of the applicable performance results) based on the closing price of HEI Common Stock on the NYSE of $33.78 per share. The actual settlement amounts were: Ms. Lau $1,683,021; Mr. Ajello $561,390; Mr. Oshima $234,974; and Mr. Wacker $523,117.

   EXECUTIVE COMPENSATION

Pension Benefits

The table below shows the present value as of December 31, 2016 of accumulated benefits for each of the named executive officers and the number of years of service credited to each executive under the applicable pension plan and executive death benefit plan, determined using the interest rate, mortality table and other assumptions described below, which are consistent with those used in HEI's financial statements (see Note 10 to the Consolidated Financial Statements in HEI's 2016 Form 10-K):

2016 PENSION BENEFITS

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)[6]	Payments During the Last Fiscal Year ($)

Constance H. Lau	HEI Retirement Plan[1]	25.8	2,271,171	—
	ASB Retirement Plan[2]	6.4	275,695	—
	HEI Supplemental Executive Retirement Plan[3]	24.3	8,222,975	—
	HEI Excess Pay Plan[4]	8.0	1,604,868	—
	HEI Executive Death Benefit[5]	—	620,066	—

James A. Ajello	HEI Retirement Plan[1]	7.9	697,853	—
	HEI Excess Pay Plan[4]	7.9	793,208	—
	HEI Executive Death Benefit[5]	—	358,138	—

Gregory C. Hazelton	HEI Retirement Plan[1]	2.1	73,981	—
	HEI Excess Pay Plan[4]	2.1	4,678	—

Alan M. Oshima	HEI Retirement Plan[1]	5.2	256,830	—
	HEI Excess Pay Plan[4]	5.2	248,572	—

Richard F. Wacker[7]	—	—	—	—

1
The HEI Retirement Plan is the standard retirement plan for HEI and Hawaiian Electric employees. Normal retirement benefits under the HEI Retirement Plan for management employees hired before May 1, 2011, including Ms. Lau and Mr. Ajello, are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI and other participating companies (Hawaiian Electric and its subsidiaries). Credited service is also provided for limited unused sick leave and for the period a vested participant is on long-term disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive benefits immediately upon termination may also elect a single sum distribution of up to $100,000 with the remaining benefit payable as an annuity. Single sum distributions are not eligible for early retirement subsidies, and so may not be as valuable as an annuity at early retirement. Retirement benefits are increased by an amount equal to approximately 1.4% of the initial benefit every twelve months following retirement. The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Subsidized early retirement benefits are available for participants who meet certain age and service requirements at ages 50-64. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 with at least 15 years of service to 1% at age 59. Accrued benefits are not reduced for eligible employees who retire at age 60 and above. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

  HEI and Hawaiian Electric nonunion employees who commenced employment on or after May 1, 2011, like Messrs. Hazelton and Oshima, receive reduced benefits under the HEI Retirement Plan (e.g., reduced benefit formula, more stringent requirements for subsidized early retirement benefits, reduced early retirement subsidies and no post-retirement cost-of-living adjustment). Normal retirement benefits for these employees are calculated based on a formula of 1.5% × Credited Service × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). These employees are eligible for a limited match under the HEI Retirement Savings Plan (50% match on the first 6% of compensation deferred).

  Ms. Lau and Messrs. Ajello and Oshima are eligible for retirement benefits under the HEI Retirement Plan.

2
Ms. Lau is a participant in the ASB Retirement Plan. She is currently eligible to retire with full normal retirement benefits (limited to her years of credited service) under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. At the time of Ms. Lau's promotion to HEI President and CEO on May 2, 2006, her credited service under the plan was frozen and she resumed participation in the HEI Retirement Plan. Future benefit accruals for all participants under the plan were frozen effective December 31, 2007. As a result, credited service and compensation after December 31, 2007 are not recognized in calculating retirement benefits under the plan. Normal retirement benefits under the frozen plan are calculated based on a formula of 1.5% × Credited Service to December 31, 2007 (maximum 35 years) × Final Average Compensation at December 31, 2007

   EXECUTIVE COMPENSATION

  (averaged over the highest paying five consecutive calendar years out of the last ten calendar years prior to 2008). Compensation is primarily gross earnings but excludes commissions, stock options and other equity compensation, LTIP payments, deferrals to and distributions from the ASB Select Deferred Compensation Plan and other "fringe benefits" as defined in the plan. Early retirement benefits are available for participants who retire after attaining age 55 with a minimum of ten years of service. Beginning at age 60 the benefits are subsidized. The accrued normal retirement benefit is reduced by an applicable percentage which ranges from 59.8% for early retirement at age 55 to 2% at age 64. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

3
Ms. Lau is a participant in the HEI Supplemental Executive Retirement Plan, which was frozen effective December 31, 2008. She is currently eligible to retire with full normal retirement benefits (limited to benefits accrued before 2009) under the plan. No other named executive officer is a participant in the plan or entitled to benefits under the plan. Benefits under the plan are determined based on a formula of 2.04% × Credited Service to December 31, 2008 (maximum 60%) × Final Average Compensation at December 31, 2008 (average monthly base salary plus annual incentive awards for the three highest calendar years out of the last sixty months prior to 2009). Credited service is based on actual years of service through December 31, 2008 with any HEI-affiliated company, including ASB and Hawaiian Electric and its subsidiaries. Thus, although Ms. Lau has more than 30 years of actual service with HEI-affiliated companies, she receives only 24.3 years of credited service for purposes of the HEI Supplemental Executive Retirement Plan. Benefits under the plan are reduced by benefits accrued as of December 31, 2008 under the HEI Retirement Plan, ASB Retirement Plan and social security. Early retirement and death benefits similar to those available under the HEI Retirement Plan are available under the plan.

4
As of December 31, 2016, all of the named executive officers, except for Mr. Wacker, were participants in the HEI Excess Pay Plan. Ms. Lau, Mr. Ajello & Mr. Oshima were eligible for retirement benefits under such plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($265,000 in 2016 as indexed for inflation) and on the amount of annual benefits that can be paid from qualified retirement plans (the lesser of $210,000 in 2016 as indexed for inflation, or the participant's highest average compensation over three consecutive calendar years). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan.

5
Ms. Lau and Mr. Ajello are covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan was amended effective September 9, 2009 to close participation to new participants and freeze the benefit for existing participants. Under the amendment, death benefits will be paid based on salaries as of September 9, 2009. The plan provides death benefits equal to two times the executive's base salary as of September 9, 2009 if the executive dies while actively employed or, if disabled, dies prior to age 65, and one times the executive's base salary as of September 9, 2009 if the executive dies following retirement. The amounts shown in the table above assume death following retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed up benefit amount as an equivalent to the tax exclusion for death benefits paid from a life insurance policy. Messrs. Hazelton, Oshima and Wacker were not employed by the companies at the time the plan was frozen and therefore are not entitled to any benefits under the plan.

6
The present value of accumulated benefits for the named executive officers included in the 2016 Pension Benefits table was determined based on the following:

  Methodology:    The present values are calculated as of December 31, 2016 based on the credited service and pay of the named executive officer as of such date (or the date of benefit freeze, if earlier).

  Assumptions:

  a.
  Discount Rate — The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rates used in the present value calculations are 4.26% for retirement benefits and 4.22% for executive death benefits as of December 31, 2016.

  b.
  Mortality Table — The RP-2016 Mortality Table (separate male and female rates) with generational projection using scale MP-2016 is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For the calculation of the executive death benefit present values, the mortality table rates are multiplied by the death benefit to capture the death benefit payments assumed to occur at all future dates. Mortality is applied post-retirement only.

  c.
  Retirement Age — A named executive officer included in the table is assumed to remain in active employment until, and assumed to retire at, the later of (a) the earliest age when unreduced pension benefits would be payable or (b) attained age as of December 31, 2016.

  d.
  Pre-Retirement Decrements — Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement and death) that would impact the present value of benefits. No pre-retirement decrements are assumed in the calculation of pension benefit table present values. Pre-retirement decrements are assumed for financial statement purposes.

  e.
  Unused Sick Leave — Each named executive officer who participates in the HEI Retirement Plan is assumed to have accumulated 1,160 unused sick leave hours at retirement age.

7
Mr. Wacker is not eligible to participate in any of the plans in the above 2016 Pension Benefits table because such plans either (i) are not open to employees of ASB or (ii) were frozen to new participants before Mr. Wacker joined ASB.

   EXECUTIVE COMPENSATION

2016 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings/(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)[4]

Constance H. Lau[1]	—	—	26,388	—	409,487

James A. Ajello[2]	62,360	—	3,695	—	225,511

Gregory C. Hazelton	—	—	—	—	—

Alan M. Oshima[2]	213,584	—	65,160	—	633,029

Richard F. Wacker[3]	—	10,274	4,945	—	67,435

1
While employed by ASB, Ms. Lau was eligible to defer compensation under the ASB Select Deferred Compensation Plan (ASB Deferred Compensation Plan) a contributory nonqualified deferred compensation plan. She elected to defer $100,000 each year from bonuses awarded to her in 2004 and 2005. These amounts are reflected in the "Aggregate Balance at Last FYE" column of the table above and were previously reported as compensation to Ms. Lau in the 2004 and 2005 Summary Compensation Tables in the proxy statements for such years. Since 2008 she no longer earns any compensation from ASB that could be deferred to the plan. The ASB Deferred Compensation Plan allows select ASB employees to defer up to 100% of current salary, bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit sharing contributions for plan years beginning January 1, 2010. These matching and profit sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2016 Summary Compensation Table above. Under the plan, a participant can receive an interim distribution while employed, but no earlier than the first day of the fourth plan year following the effective date of the initial election to defer. A participant may also request a withdrawal of a portion of his or her account to satisfy an unforeseeable emergency. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years.

2
Represents salary and incentive compensation deferrals under the HEI Deferred Compensation Plan, a contributory nonqualified deferred compensation plan implemented in 2011. The plan allows certain HEI and Hawaiian Electric executives to defer 100% of annual base salary in excess of the compensation limit set forth in Internal Revenue Code Section 401(a)(17) ($265,000 in 2016, as indexed for inflation) and up to 80% of any incentive compensation paid in cash. There are no matching or other employer contributions under the plan. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2016 Summary Compensation Table above. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive distributions triggered by separation from service in a lump sum or in substantially equal payments spread over a period not to exceed 15 years. Lump sum benefits are payable in the event of disability or death. Messrs. Ajello and Oshima participated in the HEI Deferred Compensation Plan in 2016. The amounts listed in the "Executive Contributions in Last FY" column for Messrs. Ajello and Oshima are reported as compensation in the 2016 Summary Compensation Table for the year 2016 for Mr. Ajello and for the year 2015 for Mr. Oshima.

3
Mr. Wacker has not deferred any amounts under the ASB Deferred Compensation Plan. In 2016 he received a profit sharing contribution to his account under such plan for the portion of his profit sharing contribution that could not be made to his ASB 401(k) Plan account due to Internal Revenue Code limits on eligible compensation for 401(k) plans. The amount of such profit sharing contribution is included in the "All Other Compensation" column of the 2016 Summary Compensation Table for the year 2015.

4
Amounts in this column include contributions reported in the Summary Compensation Table for each year in which each executive listed above was a named executive officer.

   EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control

The table below shows the potential payments to each named executive officer in the event of retirement, voluntary termination, termination for cause, termination without cause and qualifying termination after change in control, assuming termination occurred on December 31, 2016. The amounts listed below are estimates; actual amounts to be paid would depend on the actual date of termination and circumstances existing at that time.

2016 TERMINATION/CHANGE-IN-CONTROL PAYMENT TABLE

Name/ Benefit Plan or Program	Retirement on 12/31/16 ($)[1]	Voluntary Termination on 12/31/16 ($)[2]	Termination for Cause on 12/31/16 ($)[3]	Termination without Cause on 12/31/16 ($)[4]	Qualifying Termination after Change in Control on 12/31/16 ($)[5]

Constance H. Lau
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	1,356,585	—	—	—	—
Restricted Stock Units[8]	738,489	—	—	—	—
Change-in-Control Agreement[5]	—	—	—	—	9,866,370
TOTAL	2,095,074	—	—	—	9,866,370

James A. Ajello
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	452,480	—	—	—	—
Restricted Stock Units[8]	325,757	—	—	—	—
Change-in-Control Agreement[5]	—	—	—	—	3,815,047
TOTAL	778,237	—	—	—	3,815,047

Gregory C. Hazelton*
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	—	—	—	—	22,664
Restricted Stock Units[8]	—	—	—	—	627,437
TOTAL	—	—	—	—	650,101

Alan M. Oshima*
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	524,674	—	—	—	524,674
Restricted Stock Units[8]	268,849	—	—	—	826,485
TOTAL	793,523	—	—	—	1,351,159

Richard F. Wacker
Executive Incentive Compensation Plan[6]	—	—	—	—	—
Long-Term Incentive Plan[7]	—	—	—	—	—
Restricted Stock Units[8]	—	—	—	—	—
Change-in-Control Agreement[5]	—	—	—	—	3,987,404
TOTAL	—	—	—	—	3,987,404

*
Mr. Hazelton and Mr. Oshima did not have change-in-control agreements as of December 31, 2016.

Note: All stock-based award amounts were valued using the 2016 year-end closing price of HEI Common Stock on the NYSE of $33.07 per share on December 30, 2016. Other benefits that are available to all salaried employees on a nondiscriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.

1
Retirement Payments & Benefits.    Only Messrs. Hazelton and Wacker were not eligible for retirement as of December 31, 2016 and accordingly no amounts are shown in this column for them. Amounts in this column do not include amounts payable under the 2016 EICP and 2014-16 LTIP because those amounts would have vested without regard to retirement since December 31, 2016 was the end of the applicable performance periods. In addition to the amounts shown in this column, retired executives are entitled to receive their vested retirement plan and deferred compensation benefits under all termination scenarios. See the 2016 Pension Benefits and 2016 Nonqualified Deferred Compensation tables above.

2
Voluntary Termination Payments & Benefits.    If a named executive officer voluntarily terminates employment, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. Voluntary termination results in the forfeiture of unvested RSUs and participation in incentive plans. The executive's entitlement to rights under his or her change-in-control agreement would also end.

   EXECUTIVE COMPENSATION

3
Termination for Cause Payments & Benefits.    If the executive is terminated for cause, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. "Cause" generally means a violation of the HEI Corporate Code of Conduct or, for purposes of awards under the 2010 Equity and Incentive Plan, as amended (EIP), has the meaning set forth in such plan. Termination for cause results in the forfeiture of all unvested RSUs, and participation in incentive plans. The executive's entitlement to rights under his or her change-in-control agreement would also end.

4
Termination without Cause Payments & Benefits.    If the executive is terminated without cause, he or she could lose any annual or long-term incentives based upon the Compensation Committee's right to amend, suspend or terminate any incentive award or any portion of it at any time. Termination without cause results in the forfeiture of unvested RSUs. As discussed in note 5 below, different benefits would be payable to the named executive officers if their termination without cause were to follow a change in control under the terms of their change-in-control agreements.

5
Qualifying Termination After Change-in-Control Payments & Benefits.    Ms. Lau and Messrs. Ajello and Wacker had change-in-control agreements as of December 31, 2016.

  "Change in control" generally means a change in ownership of HEI, a substantial change in the voting power of HEI's securities or a change in the majority of the composition of the Board following the consummation of a merger, tender offer or similar transaction. Mr. Wacker's change-in-control agreement defines "change in control" to also mean a sale of (or equivalent transaction involving) ASB. The change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives' employment following a change in control. Ms. Lau has a lump sum severance multiplier of three times and Messrs. Ajello and Wacker have a lump sum severance multiplier of two times, in each case applied to the sum of the executive's base salary and annual incentive compensation (determined to be the greater of the current target or the largest actual annual incentive compensation during the preceding three years).

  In addition, under the change-in-control agreements executives would receive continued life, disability, dental, accident and health insurance benefits for the severance period (i.e., the number of years equal to the applicable severance multiplier). Executives would receive a lump sum payment equal to the present value of the additional benefit the executives would have earned under their respective retirement and savings plans during the severance period. Executives would also receive the greater of current target or actual projected EICP and LTIP compensation, pro-rated if termination occurs during the first half of the applicable performance period and the full value if termination occurs in the second half of the applicable performance period. For RSUs, in the event of a change in control either (i) the acquiring entity shall assume or substitute similar awards for all outstanding awards and such awards would vest in full upon a qualifying termination of employment within two years following the change in control or (ii) all outstanding awards shall become fully vested. For the named executive officers who are eligible to participate in the HEI Retirement Plan, additional age and service credit is received for the severance period for purposes of determining retiree welfare benefit eligibility. Executives would receive outplacement services, capped at 15% of annual base salary. Payment would generally be delayed for six months following termination of employment to the extent required to avoid an additional tax under Section 409A of the Internal Revenue Code. Interest would accrue during any six-month delay period at the prevailing six-month certificate of deposit rate and payments would be set aside during that period in a grantor (rabbi) trust. There are no tax gross ups provided for in the agreements. Payment of the foregoing benefits is subject to a release of claims by the applicable named executive officer.

6
Executive Incentive Compensation Plan (EICP).    Upon death, disability or retirement, executives continue to participate in the EICP on a pro-rata basis if the executive has met applicable minimum service requirements, with lump sum payment to be made by the Company if the applicable performance goals are achieved. The EIP provides that in the event of an involuntary termination following a change in control, the EICP award would be immediately paid out at target level pro-rated for completed months of service in the performance period. If there is no termination or a voluntary termination following a change-in-control, the EIP provides that (i) the acquiring entity shall assume all outstanding EICP awards or substitute similar awards or (ii) to the extent the acquiring entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Annual incentive compensation payments in the event of a change in control are described in footnote 5 above and quantified as part of the Change-in-Control Agreement payment in the table above.

7
Long-Term Incentive Plan (LTIP).    Upon death, disability or retirement, executives continue to participate in each ongoing LTIP cycle on a pro-rata basis if the executive has met applicable minimum service requirements, with lump sum payment to be made by the Company if performance goals are achieved. The EIP provides that in the event of an involuntary termination following a change in control, the LTIP award would be immediately paid out at target level, pro-rated for completed months of service in the performance period. If there is no termination or a voluntary termination following a change-in-control, the EIP provides that, (i) the acquiring entity shall assume all outstanding LTIP awards or substitute similar awards or (ii) to the extent the acquiring entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Long-term incentive compensation payments in the event of a change in control are described in footnote 5 above and quantified as part of the Change-in-Control Agreement payment in the table above.

8
Restricted Stock Units.    Termination for or without cause results in the forfeiture of unvested RSUs. Termination due to death, disability or retirement results in pro-rata vesting of RSUs. If there is a change in control, either (i) the acquiring entity shall assume all outstanding RSUs or substitute similar awards and such awards would vest in full upon a qualifying termination of employment within two years following the change in control or (ii) to the extent the acquiring entity refuses to assume or substitute such awards, such awards shall become fully vested. The vesting of RSUs in the event of a qualifying termination of employment following a change in control has been quantified as part of the Change-in-Control Agreement payment in the table above.

   PROPOSAL NO. 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON HEI'S EXECUTIVE COMPENSATION

 PROPOSAL NO. 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON HEI'S EXECUTIVE COMPENSATION

At our 2011 Annual Meeting, shareholders voted in favor of holding an advisory vote on executive compensation (commonly referred to as a "say-on-pay" vote) every year. Thus, since that time we have included a say-on-pay vote in our proxy statement each year. Pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended by the Dodd-Frank Act, companies are required to ask shareholders at least once every six years how often they would like the company to hold such a vote. Thus, this year we are again asking you to vote on how often we should hold say-on-pay votes.

Under this Proposal No. 3, shareholders may vote to have the say-on-pay vote every year, every two years or every three years, or they may abstain from voting on this proposal. This proposal is an advisory vote, meaning that the result will not be binding on the Board.

HEI believes that say-on-pay votes should be conducted every year so that shareholders may annually express their views on the Company's executive compensation. Accordingly, unless shareholders express a strong preference that say-on-pay votes be conducted less frequently, the Board plans to continue to conduct a say-on-pay vote every year.

Your Board recommends that you vote FOR a frequency of every 1 year for the advisory vote on HEI's executive compensation (as opposed to every 2 years or every 3 years or abstaining).

   PROPOSAL NO. 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON HEI'S EXECUTIVE COMPENSATION

   STOCK OWNERSHIP INFORMATION

 STOCK OWNERSHIP INFORMATION

Security ownership of certain beneficial owners

The table below shows the number of shares of HEI Common Stock beneficially owned as of February 23, 2017 (or such other date as indicated below) by (a) each person known by HEI to own beneficially more than five percent of the outstanding shares of HEI Common Stock, (b) each director who is a current director or served as a director during any part of 2016 and each named executive officer (as listed in the 2016 Summary Compensation Table above) and (c) all directors and executive officers as a group, based in part on information furnished by the respective shareholders. No HEI directors, executive officers or named executive officers own any shares of Preferred Stock of HEI's wholly owned subsidiary, Hawaiian Electric.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF HEI COMMON STOCK

Name of Individual or Group	Sole Voting or Investment Power[1]	Shared Voting or Investment Power[2]	Other Beneficial Ownership[3]	Restricted Stock Units[4]	Total	Percent of Class

BlackRock, Inc.[5]	8,272,745				8,272,745	7.61

The Vanguard Group, Inc.[6]	9,125,314	71,161			9,196,475	8.46

Nonemployee directors
Richard J. Dahl	902				902	*
Thomas B. Fargo		30,557			30,557	*
Peggy Y. Fowler	1,349	26,619			27,968	*
Keith P. Russell	17,077				17,077	*
James K. Scott	48,534				48,534	*
Kelvin H. Taketa	35,699				35,699	*
Barry K. Taniguchi		31,587			31,587	*
Jeffrey N. Watanabe	50,144		5		50,149	*
Employee director and Named Executive Officer
Constance H. Lau	512,949			4,236	517,185	*
Other Named Executive Officers
James A. Ajello	85,442			1,879	87,321	*
Gregory C. Hazelton	3,903				3,903	*
Alan M. Oshima		37,058		2,032	39,090	*
Richard F. Wacker		93,253			93,253	*
All directors and executive officers as a group (13 persons)	755,999	219,074	5	8,147	983,225	*

1
Includes the following shares held as of February 23, 2017 in the form of stock units in the HEI Common Stock fund pursuant to the HEI Retirement Savings Plan: approximately 109 shares for Ms. Lau and 109 shares for all directors and executive officers as a group. The value of a unit is measured by the closing price of HEI Common Stock on the measurement date.

2
For individuals, includes (i) shares registered in name of the individual and spouse and/or (ii) shares registered in trust with the individual and spouse serving as co-trustees.

3
Shares owned by spouse, children or other relatives sharing the home of the director or officer in which the director or officer disclaims beneficial interest.

4
Includes the number of shares that the individuals named above had a right to acquire as of or within 60 days after February 23, 2017 pursuant to Restricted Stock Units and related dividend equivalent rights thereon, including shares which retirement eligible individuals have a right to acquire upon retirement. These shares are included for purposes of calculating the percentage ownership

   STOCK OWNERSHIP INFORMATION

  of each individual named above and all directors and executive officers as a group, but are not deemed to be outstanding as to any other person.

5
Based solely on information provided in a Schedule 13G report filed on January 24, 2017 by BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

6
Based solely on information provided in a Schedule 13G report filed on February 13, 2017 by The Vanguard Group,  Inc., 100 Vanguard Blvd., Malvern, PA 19355.

*
As of February 23, 2017, the directors and executive officers of HEI as a group and each individual named above beneficially owned less than one percent of the record number of outstanding shares of HEI Common Stock as of that date and no shares were pledged as security.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires HEI's executive officers, directors and persons who own more than ten percent of a registered class of HEI's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Such reporting persons are also required by SEC regulations to furnish HEI with copies of all Section 16(a) forms they file. Based solely on its review of such forms provided to it, HEI believes that each of the persons required to comply with the Section 16(a) reporting requirements with regard to HEI complied with such reporting requirements for 2016.

   OTHER RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

OTHER RELATIONSHIPS AND RELATED
PERSON TRANSACTIONS

Related person transaction policy

The Board of Directors has adopted a related person transaction policy that is included in HEI's Corporate Code of Conduct. The related person transaction policy is specific to transactions between the Company and related persons such as executive officers and directors, their immediate family members or entities with which they are affiliated in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, may approve a related person transaction involving a director or an officer or other related person if the Board determines in advance that the transaction is not inconsistent with the best interests of HEI and its shareholders and is not in violation of HEI's Corporate Code of Conduct.

Family relationships between any HEI executive officer, director and nominee for director

There are no family relationships between any HEI executive officer, director or nominee for director.

Arrangements or understandings between any HEI executive, director or director nominee and another person pursuant to which such executive, director or director nominee was selected

There are no arrangements or understandings between any executive officer, director or director nominee of HEI and any other person pursuant to which such executive officer, director or director nominee was selected.

Related person transactions with HEI or its subsidiaries

ASB has made loans and extensions of credit to directors and executive officers, members of their immediate families and affiliated entities in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and which did not involve more than the normal risk of collectability or present other unfavorable features.

   AUDIT COMMITTEE REPORT

 AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing independent, objective oversight of HEI's accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the committee and the Board of Directors. The Board has determined that the three directors currently serving on the Audit Committee (Messrs. Dahl, Russell and Taniguchi) meet the independence and other qualification requirements of the NYSE Listed Company Manual and applicable securities laws. Messrs. Dahl, Russell and Taniguchi have also been determined by the Board to be the "audit committee financial experts" on the Audit Committee. In addition, the Audit Committee has authority to retain its own independent legal counsel and accounting advisers at HEI's expense.

The Audit Committee assists the Board with its financial and risk oversight responsibilities. Management has the primary responsibility for HEI's consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for expressing opinions on HEI's consolidated financial statements and on the Company's internal control over financial reporting based on its integrated audits.

Auditors' fees

The following table sets forth the fees paid or payable to PricewaterhouseCoopers LLP (PwC), the Company's independent registered public accounting firm for 2015 and 2016:

	2015		2016
	Fees	%	Fees	%

Audit fees (principally consisted of fees associated with the audit of HEI, Hawaiian Electric and ASB consolidated financial statements and internal control over financial reporting (Sarbanes-Oxley Act of 2002, Section 404), quarterly reviews, issuances of letters to underwriters, statutory audits, review of registration statements, issuance of consents and the bank's Form 10)*	$3,766,526	85.7	$2,927,169	87.9
Audit-related fees (consisted of fees associated with the audit of the financial statements of certain employee benefit plans, the audit of internal control over transfer agent and registrar duties, the agreed upon procedures for the Utilities' revenue balancing accounts, and the agreed upon procedures for the Utilities' green energy market securitization service provider agreement)	399,027	9.1	242,513	7.3
Tax fees (consisted of review of income tax returns, generation repair studies and tax compliance and technical support)	230,000	5.2	160,760	4.8

	$4,395,553	100.0	$3,330,442	100.0

*
2015 includes $1 million of higher fees related to the bank's Form 10.

Pursuant to its charter, the Audit Committee preapproves all audit and permitted nonaudit services to be performed by the independent registered public accounting firm. The Audit Committee may delegate this responsibility to one or more of its members, provided that such member or members report any such preapprovals to the full Audit Committee at its next regularly scheduled meeting. All of the amounts set forth in the table above were preapproved. In addition, the Audit Committee reviewed the professional fees billed by PwC and determined that the provision of nonaudit services was compatible with the maintenance of the auditor's independence.

Independence of registered public accounting firm and recommendation to include financial statements in Form 10-K

In connection with its responsibilities, the Audit Committee held eight regular meetings and one special meeting in 2016 with management and PwC. In its meetings with management and PwC, the Audit Committee's review and discussion included the audited consolidated financial statements, audit plan and quality/adequacy of internal controls. Discussions with PwC included the matters required by Auditing

   AUDIT COMMITTEE REPORT

Standard No. 16, "Communication with Audit Committees," such as the audit strategy and results of the audit.

PwC provided the Audit Committee with written disclosures and a letter regarding its independence from management as required by professional standards and other regulatory requirements, including applicable requirements of the Public Company Accounting Oversight Board. Based on its review of the disclosure statements and discussions with PwC, the Audit Committee satisfied itself as to the independence of the external auditor.

Based on its reviews and discussions with management and PwC described above and review of PwC's representations and disclosures, the Audit Committee recommended to the Board of Directors that HEI's audited consolidated financial statements be included in HEI's 2016 Form 10-K.

Audit Committee Barry K. Taniguchi, Chairperson Richard J. Dahl Keith P. Russell

   INDEPENDENT ACCOUNTING FIRM

INDEPENDENT ACCOUNTING FIRM

Change in Independent Registered Public Accounting Firm

As reported in HEI's Form 8-K filed with the Securities and Exchange Commission (SEC) on March 3, 2017 (the Form 8-K), on February 27, 2017, the Audit Committee approved the engagement of Deloitte & Touche as HEI's independent registered public accounting firm for the year ending December 31, 2017, effective upon the signing of an engagement letter between HEI and Deloitte & Touche. Such engagement letter was executed on March 3, 2017. On February 27, 2017, the Audit Committee dismissed PwC as HEI's independent registered public accounting firm.

The reports of PwC on HEI's consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through February 27, 2017, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between HEI and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the financial statement for such years, and (ii) there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except as discussed below.

As disclosed in HEI's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, HEI did not maintain effective controls over the preparation and review of their consolidated statement of cash flows. Specifically, controls were not designed to ensure that non-cash transactions were properly identified, evaluated and presented in the statement of cash flows, and management's review process was not effective. The material weakness was remediated as of December 31, 2016.

PwC discussed this matter with the Audit Committee. HEI has authorized PwC to fully respond to the inquiries of Deloitte & Touche, the successor independent registered public accounting firm, concerning this matter.

HEI provided PwC with a copy of the Form 8-K containing substantially the same disclosures set forth above and requested that PwC furnish HEI with a letter addressed to the SEC stating whether it agrees with the statements contained therein. A copy of PwC's letter, dated March 3, 2017, is filed as Exhibit 16 to the Form 8-K.

During the years ended December 31, 2016 and 2015 and the subsequent interim period through March 3, 2017, neither HEI nor anyone on its behalf consulted with Deloitte & Touche with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on HEI's consolidated financial statements, and neither a written report nor oral advice was provided to HEI that Deloitte & Touche concluded was an important factor considered by HEI in reaching a decision as to any accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

   PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, the shareholders will be asked to ratify the appointment of Deloitte & Touche as HEI's independent registered public accounting firm for the year ending December 31, 2017 and thereafter until its successor is appointed. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions. PwC, our independent registered public accounting firm for 2016, will not have a representative at the Annual Meeting.

In the event the appointment of Deloitte & Touche is not ratified, the Audit Committee will reconsider its selection, but may decide to maintain the appointment of Deloitte & Touche. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of HEI's shareholders.

Your Audit Committee and Board recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2017.

OTHER INFORMATION

Proxy solicitation and related cost

HEI will solicit proxies by mail, telephone or other means of communication and will bear the cost of such solicitation. We have engaged D.F. King & Co. to assist in the distribution of proxy materials and solicitation of proxies (including by telephone) from shareholders at a cost of $8,500 plus reasonable expenses. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our Common Stock.

Deadline for submitting a proposal to be included in the proxy statement for next year's Annual Meeting

Shareholders who want to have a proposal included in the proxy statement and form of proxy for the 2018 Annual Meeting must notify the Corporate Secretary in writing. The proposal must be received by November 23, 2017.

   OTHER INFORMATION

Bringing business matters before the Annual Meeting

Shareholders who wish to present business before the Annual Meeting must provide a written notice to the Corporate Secretary that is received no later than 60 days nor earlier than 90 days prior to the anniversary date of the preceding year's Annual Meeting.

To be timely for the 2018 Annual Meeting of Shareholders, notice must be received by the Corporate Secretary no later than March 6, 2018 and no earlier than February 4, 2018. The notice must include, as to each matter the shareholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the shareholder, (iii) the number of shares of HEI Common Stock owned by the shareholder, (iv) a description of all arrangements or understandings between the shareholder and any other person(s) (including their name(s)) in connection with the proposal of such business by the shareholder and any material interest of the shareholder in such business and (v) a representation that the shareholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting.

Recommend or propose persons as nominees to serve on the Board

Shareholders may recommend any person to serve on the Board by writing to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, Hawaii 96808-0730. Recommendations must be received by November 23, 2017 for consideration by the Nominating and Corporate Governance Committee for the 2018 Annual Meeting. The recommendation must include (a) a resume and other relevant biographical information regarding the person's skills and qualifications to serve on the Board, (b) the nominee's consent to serve as a director and (c) the number of shares of HEI Common Stock owned by the shareholder.

Shareholders may propose persons as nominees to serve on the Board by providing a written notice to the Corporate Secretary that is received no later than March 6, 2018 and no earlier than February 4, 2018. The notice must include:

•
as to each proposed nominee: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the number of shares of HEI Common Stock that are owned by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder; and

•
as to the shareholder: (i) the name and record address of the shareholder, (ii) the number of shares of HEI Common Stock that are owned by the shareholder, (iii) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the proposed nominee(s) and (v) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

A written consent of each proposed nominee to being a nominee and to serve as a director if elected must also accompany the notice.

   OTHER INFORMATION

"Householding" and provision of additional copies of proxy materials upon request

As permitted by rules of the Securities and Exchange Commission, HEI has adopted a procedure referred to as "householding," under which only one annual report to shareholders will be delivered to shareholders sharing the same address, unless contrary instructions are received. Householding reduces the volume of duplicate information received at your household, the cost to HEI of preparing and mailing duplicate materials and the environmental burden of excess paper usage. Certain shareholder accounts at a householded address will continue to receive separate proxy statements and proxy cards, and we will also deliver promptly upon your written or oral request a separate copy of the annual report, proxy statement or Notice of Internet Availability if you are a security holder at a shared address to which a single copy of the requested documents was delivered. Dividend payments and account statements are not affected. Householding will continue until you are notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days after receipt of your notice. If you wish to commence or discontinue householding of the annual report to shareholders, you may notify us by calling us at (808) 532-5841 or toll free at (866) 672-5841 between 7:30 a.m. and 3:30 p.m., Hawaii Standard Time. You may also write to us at the following address: Hawaiian Electric Industries, Inc. Shareholder Services, P.O. Box 730, Honolulu, Hawaii 96808-0730, or e-mail us at invest@hei.com.

If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

*    *    *

Please vote your proxy as soon as possible to ensure that your shares will be counted at the Annual Meeting.

                      Kurt K. Murao
                      Vice President — Legal & Administration and
                      Corporate Secretary

March 23, 2017

   EXHIBIT A

EXHIBIT A

Reconciliation of GAAP1 to Non-GAAP Measures:

Reported Core Earnings and Other Financial Measures

HEI uses certain non-GAAP measures to evaluate the performance of HEI and its subsidiaries. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies' core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP earnings to non-GAAP core earnings and the adjusted return on average common equity (ROACE) for HEI consolidated.

The reconciling adjustment from GAAP earnings to core earnings for 2014 and 2015 is limited to the costs related to the previously proposed merger between HEI and NextEra Energy and spin-off of ASB Hawaii, Inc. The merger agreement was terminated and the spin-off was cancelled in July of 2016. The reconciling adjustment from GAAP earnings to core earnings for 2016 includes the merger termination fee received from NextEra Energy and merger- and spin-off-related expenses (net of reimbursements), including expenses related to Hawaiian Electric's terminated liquefied natural gas (LNG) contract, which required PUC approval of the merger, and all merger- and spin-off-related tax impacts. Management does not consider these items to be representative of the company's fundamental core earnings.

Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

	2016	2015	2014

HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$248.3	$159.9	$168.1
Excluding special items (after-tax):
(Income) expense related to terminated merger with NextEra Energy and cancelled spin-off of ASB Hawaii, Inc.	(60.3)	15.8	4.9
Costs related to the terminated LNG contract[2]	2.1	—	—

Non-GAAP (core) net income	$190.1	$175.7	$173.0

HEI CONSOLIDATED DILUTED EARNINGS PER SHARE
GAAP (as reported)	$2.29	$1.50	$1.63
Excluding special items (after-tax):
(Income) expense related to terminated merger with NextEra Energy and cancelled spin-off of ASB Hawaii, Inc.	(0.56)	0.15	0.05
Costs related to the terminated LNG contract[2]	0.02	—	—

Non-GAAP (core) diluted earnings per share	$1.75	$1.65	$1.68

HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	12.4%	8.6%	9.6%
Based on non-GAAP (core)[3]	9.5%	9.4%	9.8%

Note: Columns may not foot due to rounding

1
Accounting principles generally accepted in the United States of America

2
The LNG contract was terminated as it was conditioned on the merger with NextEra Energy closing

3
Calculated as core net income divided by average GAAP common equity

A-1

   EXHIBIT B

EXHIBIT B

Reconciliation of GAAP1 to Non-GAAP Measures:

Incentive Compensation Adjustments

Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

	Years ended December 31
	2016	2015	2014

HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$248.3
Excluding special items (after-tax) for EICP purposes:
(Income) expense related to terminated merger with NextEra Energy and cancelled spin-off of ASB Hawaii, Inc.	(60.3)
Costs related to the terminated LNG contract[2]	2.1

Non-GAAP (adjusted) net income for 2016 EICP purposes	$190.1

UTILITY NET INCOME
GAAP (as reported)	$142.3	$135.7	$137.6
Excluding special items (after-tax) for EICP and LTIP purposes:
Costs relating to terminated merger with NextEra Energy	0.1	0.5	—
Costs related to the terminated LNG contract[2]	2.1

Non-GAAP (adjusted) net income for 2016 EICP purposes	$144.5

PUC decoupling order imposing changes in Hawaiian Electric's RAM	—	7.7	—
Tropical Storm Iselle related cost	—	—	1.4
Structural changes to decoupling mechanism	—	—	3.6

Non-GAAP (adjusted) net income for 2014-16 LTIP purposes	$144.5	$143.9	$142.6

UTILITY Return on Average Common Equity (%)
Based on GAAP	8.1	8.0	8.4
Based on non-GAAP[3]	8.2	8.4	8.7

ASB CONSOLIDATED NET INCOME
GAAP (as reported) for 2016 EICP purposes	$57.3	$54.7	$51.3
Excluding special items (after-tax) for LTIP purposes:
Pension defeasement	1.8	2.7	(0.1)

Non-GAAP (adjusted) for 2014-2016 LTIP purposes	$59.1	$57.4	$51.2

ASB Return on Average Common Equity (%)
Based on GAAP	10.1	10.0	9.7
Based on non-GAAP[3]	10.4	10.5	9.7

Note: Columns may not foot due to rounding

1
Accounting principles generally accepted in the United States of America

2
The LNG contract was terminated as it was conditioned on the merger with NextEra Energy closing

3
Calculated as non-GAAP adjusted net income divided by average GAAP common equity

B-1

Hotel Street
Please be advised that parking in downtown Honolulu is very limited.
Bishop Square Parking
Alii Place
Parking entrance
Municipal Parking entrance
Parking exit
Pauahi Tower
Bishop Street
Alakea Street
American Savings Bank Tower 8th Floor
Meeting Site
Tamarind Park
South King Street

V O T E B Y T E L E P H O N E

Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone telephone and follow the simple instructions presented to record your vote.

V O T E B Y I N T E R N E T

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions presented to record your vote.

V O T E B Y M A I L

Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail Return your proxy card in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week until May 4, 2017, 11:59 P.M. EST.

If you vote by telephone or Internet, please do not send your proxy by mail.

Please fold and detach card at perforation before mailing.

HAWAIIAN ELECTRIC INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2017, AT 10:00 A.M., IN THE AMERICAN SAVINGS BANK TOWER, 8TH FLOOR, ROOM 805, 1001 BISHOP STREET, HONOLULU, HAWAII 96813.

The undersigned hereby constitutes and appoints Constance H. Lau, Kurt K. Murao and Jeffrey N. Watanabe and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of Hawaiian Electric Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 5, 2017, or at any adjournment or postponement thereof.

Date:

Signature(s)

Signature(s)

(Please sign your name exactly as it appears on this proxy. Joint owners should each sign personally. Attorney, Executor, Administrator, Trustee or Guardian should indicate full title. If address is incorrect, please provide the correct one.)

Y O U R  V O T E  I S  I M P O R T A N T

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230, so your shares may be represented at the Annual Meeting. If you vote by telephone or Internet, it is not necessary to return this proxy card.

Please fold and detach card at perforation before mailing.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	PROXY

The proxies named on the reverse side of this card are instructed to vote as indicated below. If no direction is indicated, said proxies will vote FOR all Nominees in proposal 1, FOR proposals 2 and 4 and 1 YEAR for proposal 3. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the Annual Meeting or at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR all of the Nominees in proposal 1, FOR proposals 2 and 4 and 1 YEAR for proposal 3.

1.  Elect three Class III directors for a three-year term expiring at the 2020 Annual Meeting of Shareholders and one Class I director for a one-year term expiring at the 2018 Annual Shareholders meeting (to fill a vacancy created by a Class I director’s retirement).

Class III Nominees:	(1) Peggy Y. Fowler	(2) Keith P. Russell	(3) Barry K. Taniguchi
Class I Nominee:	(4) Richard J. Dahl

❑	FOR all nominees listed above			❑	WITHHOLD authority to vote
	(except as marked to the contrary)				for all nominees listed above
To withhold authority to vote for any individual nominee, strike a line through the nominee’s name above.

2. Advisory vote to approve HEI’s executive compensation

❑	FOR	❑	AGAINST	❑	ABSTAIN

3. Advisory vote on the frequency of future advisory votes on HEI’s executive compensation

❑	1 YEAR	❑	2 YEARS	❑	3 YEARS	❑	ABSTAIN

4. Ratify the appointment of Deloitte & Touche LLP as HEI’s independent registered public accounting firm for 2017

❑	FOR	❑	AGAINST	❑	ABSTAIN

❑   Please check this box if you consent to access future Annual Reports and Proxy Statements via the Internet.

PROXY TO BE SIGNED AND DATED ON THE REVERSE SIDE